                                                                   EXHIBIT 10.13


===============================================================================

                                CREDIT AGREEMENT

            -------------------------------------------------------


                         VISTA RESOURCES PARTNERS, L.P.
                                      and
                            MIDLAND RESOURCES, INC.,

                                 as Borrowers,


                         VISTA ENERGY RESOURCES, INC.,

                                 as Guarantor,

                               BANKBOSTON, N.A.,

                            as Administrative Agent


                      and CERTAIN FINANCIAL INSTITUTIONS,

                                   as Lenders


            -------------------------------------------------------

                                  $100,000,000

                               December 18, 1998

===============================================================================

                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

CREDIT AGREEMENT..................................................................................................1

ARTICLE I - Definitions and References............................................................................1
         Section 1.1.  Defined Terms..............................................................................1
         Section 1.2.  Exhibits and Schedules; Additional Definitions............................................17
         Section 1.3.  Amendment of Defined Instruments..........................................................17
         Section 1.4.  References and Titles.....................................................................18
         Section 1.5.  Calculations and Determinations...........................................................18

ARTICLE II - The Loans...........................................................................................18
         Section 2.1.  Commitments to Lend; Notes................................................................18
         Section 2.2.  Requests for New Loans....................................................................19
         Section 2.3.  Interest Rates; Continuations and Conversions of Existing Loans...........................20
         Section 2.4.  Use of Proceeds...........................................................................21
         Section 2.5.  Fees......................................................................................22
         Section 2.6.  Discretionary Extension of Commitment Period..............................................22
         Section 2.7.  Conversion: Regular Payments..............................................................23
         Section 2.8.  Optional Prepayments......................................................................23
         Section 2.9.  Mandatory Prepayments.....................................................................24
         Section 2.10.  Initial Borrowing Base...................................................................24
         Section 2.11.  Subsequent Determinations of Borrowing Base..............................................24
         Section 2.12.  Special Determination of Borrowing Base..................................................25
         Section 2.13.  Letters of Credit........................................................................26
         Section 2.14.  Requesting Letters of Credit.............................................................26
         Section 2.15.  Reimbursement and Participations.........................................................27
         Section 2.16.  Letter of Credit Fees....................................................................28
         Section 2.17.  No Duty to Inquire.......................................................................28
         Section 2.18.  LC Collateral............................................................................29
         Section 2.19.  Supplemental Letters of Credit...........................................................30

ARTICLE III - Payments to Lenders................................................................................31
         Section 3.1.  General Procedures........................................................................31
         Section 3.2.  Increased Cost and Reduced Return.........................................................32
         Section 3.3.  Limitation on Types of Loans..............................................................34
         Section 3.4.  Illegality................................................................................34
         Section 3.5.  Treatment of Affected Loans...............................................................34
         Section 3.6.  Compensation..............................................................................35
         Section 3.7.  Taxes.....................................................................................35
         Section 3.8.  Compensation Procedure....................................................................37

ARTICLE IV - Conditions Precedent to Lending.....................................................................37
         Section 4.1.  Documents to be Delivered.................................................................37
         Section 4.2.  Additional Conditions Precedent...........................................................39

ARTICLE V - Representations and Warranties.......................................................................40
         Section 5.1.  No Default................................................................................40
         Section 5.2.  Organization and Good Standing............................................................40
         Section 5.3.  Authorization.............................................................................41
         Section 5.4.  No Conflicts or Consents..................................................................41
         Section 5.5.  Enforceable Obligations...................................................................41
         Section 5.6.  Initial Financial Statements..............................................................41
         Section 5.7.  Other Obligations and Restrictions. ......................................................41
         Section 5.8.  Full Disclosure...........................................................................41
         Section 5.9.  Litigation................................................................................42
         Section 5.10.  Labor Disputes and Acts of God...........................................................42
         Section 5.11.  ERISA Plans and Liabilities..............................................................42
         Section 5.12.  Environmental and Other Laws.............................................................43
         Section 5.13.  Names and Places of Business.............................................................43
         Section 5.14.  Subsidiaries.............................................................................43
         Section 5.15.  Title to Properties; Licenses............................................................43
         Section 5.16.  Government Regulation....................................................................44
         Section 5.17.  Insider..................................................................................44
         Section 5.18.  Material Agreements......................................................................44
         Section 5.19.  Solvency.................................................................................44
         Section 5.20.  No Financing of Regulated Corporate Takeovers............................................45

ARTICLE VI - Affirmative Covenants...............................................................................45
         Section 6.1.  Payment and Performance...................................................................45
         Section 6.2.  Books, Financial Statements and Reports...................................................45
         Section 6.3.  Other Information and Inspections.........................................................47
         Section 6.4.  Notice of Material Events and Change of Address...........................................47
         Section 6.5.  Maintenance of Properties.................................................................48
         Section 6.6.  Maintenance of Existence and Qualifications...............................................49
         Section 6.7.  Payment of Trade Debt, Taxes, etc.........................................................49
         Section 6.8.  Insurance.................................................................................49
         Section 6.9.  Performance on Related Persons' Behalf....................................................49
         Section 6.10.  Interest.................................................................................49
         Section 6.11.  Compliance with Agreements and Law.......................................................50
         Section 6.12.  Environmental Matters; Environmental Reviews.............................................50
         Section 6.13.  ERISA Compliance.........................................................................50
         Section 6.14.  Subordination of Affiliate Obligations...................................................51
         Section 6.15.  Agreement to Deliver Security Documents..................................................51
         Section 6.16.  Perfection and Protection of Security Interests and Liens................................51
         Section 6.17.  Bank Accounts; Offset....................................................................51
         Section 6.18.  Guaranties of Subsidiaries...............................................................52
         Section 6.19.  Production Proceeds......................................................................52

ARTICLE VII - Negative Covenants.................................................................................52
         Section 7.1.  Restricted Debt...........................................................................53
         Section 7.2.  Limitations on Liens......................................................................53

         Section 7.3.  Limitation on Mergers, Issuances of Securities............................................53
         Section 7.4.  Limitation on Sales of Property...........................................................54
         Section 7.5.  Limitation on Dividends and Redemptions...................................................54
         Section 7.6.  Limitation on Investments and New Businesses..............................................55
         Section 7.7.  Limitation on Credit Extensions...........................................................55
         Section 7.8.  Transactions with Affiliates..............................................................55
         Section 7.9.  Certain Contracts; Amendments; Multiemployer ERISA Plans..................................55
         Section 7.10.  Hedging Contracts........................................................................55
         Section 7.11.  Current Ratio............................................................................56
         Section 7.12.  Coverage Ratio...........................................................................56

ARTICLE VIII - Events of Default and Remedies....................................................................56
         Section 8.1.  Events of Default.........................................................................56
         Section 8.2.  Remedies..................................................................................59

ARTICLE IX - Agent...............................................................................................59
         Section 9.1.  Appointment and Authority.................................................................59
         Section 9.2.  Exculpation, Agent's Reliance, Etc........................................................60
         Section 9.3.  Credit Decisions..........................................................................60
         Section 9.4.  Indemnification...........................................................................60
         Section 9.5.  Rights as Lender..........................................................................61
         Section 9.6.  Sharing of Set-Offs and Other Payments....................................................61
         Section 9.7.  Investments...............................................................................62
         Section 9.8.  Benefit of Article IX.....................................................................62
         Section 9.9.  Resignation...............................................................................62

ARTICLE X - Miscellaneous........................................................................................62
         Section 10.1.  Waivers and Amendments; Acknowledgments..................................................62
         Section 10.2.  Survival of Agreements; Cumulative Nature................................................65
         Section 10.3.  Notices..................................................................................65
         Section 10.4.  Payment of Expenses; Indemnity...........................................................66
         Section 10.5.  Joint and Several Liability; Parties in Interest; Assignments............................67
         Section 10.6.  Confidentiality..........................................................................69
         Section 10.7.  Governing Law; Submission to Process.....................................................69
         Section 10.8.  Limitation on Interest...................................................................69
         Section 10.9.  Termination; Limited Survival............................................................70
         Section 10.10.  Severability............................................................................70
         Section 10.11.  Counterparts............................................................................71
         Section 10.12.  Waiver of Jury Trial, Punitive Damages, etc.............................................71

Schedules and Exhibits:

Lender Schedule
Schedule 1 - Disclosure Schedule
Schedule 2 - Security Schedule
Schedule 3 - Insurance Schedule
Schedule 4 - Existing Investments

Exhibit A - Promissory Note
Exhibit B - Borrowing Notice
Exhibit C - Continuation/Conversion Notice
Exhibit D - Certificate Accompanying Financial Statements
Exhibit E - Opinion of Counsel for Related Persons
Exhibit F - Assignment and Assumption Agreement

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT is made as of December 18, 1998, by and among VISTA RESOURCES PARTNERS, L.P., a Texas limited partnership (herein called "Vista"), MIDLAND RESOURCES, INC., a Texas corporation (herein called "Midland", and together with Vista herein called the "Borrowers"), VISTA ENERGY RESOURCES, INC., a Delaware corporation (herein called "Parent"), BANKBOSTON, N.A., as Administrative Agent (herein called "Agent") and the Lenders referred to below. In consideration of the mutual covenants and agreements contained herein the parties hereto agree as follows:

                     ARTICLE I - Definitions and References

         Section 1.1. Defined Terms. As used in this Agreement, each of the following terms has the meaning given it in this Section 1.1 or in the sections and subsections referred to below:

         "Acquisition" means the purchase by Vista of oil and gas properties and related assets pursuant to the Acquisition Agreement.

         "Acquisition Agreement" means that certain Purchase and Sale Agreement dated as of November 25, 1998, by and between IP and Vista.

         "Acquisition Documents" means the Acquisition Agreement and all agreements, assignments, deeds, conveyances, certificates and other documents and instruments now or hereafter executed and delivered by or between Parent or Vista and IP pursuant to the Acquisition Agreement or in connection with the Acquisition.

         "Affiliate" means, as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

                  (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

                  (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise, provided that such term shall not include any Person which would otherwise be deemed to be an Affiliate hereunder solely as a result of NGP's investment in such Person or such Person's investment in, or control of, NGP.

         "Agreement" means this Credit Agreement.

         "Agent" means BankBoston, N.A., as Administrative Agent hereunder, and its successors in such capacity.

         "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of Base Rate Loans and such Lender's Eurodollar Lending Office in the case of Eurodollar Loans.

         "Applicable Utilization Level" means on any date the level set forth below that corresponds to the percentage, at the close of business on such day, equivalent to the (i) Facility Usage divided by (ii) the Borrowing Base (the "Utilization Percent"):


===============================================================================
     Applicable Utilization Level                Utilization Percent
-------------------------------------------------------------------------------
                Level I                       less than or equal to 50%
-------------------------------------------------------------------------------
               Level II                       greater than 50% but less
                                                       than 75%
-------------------------------------------------------------------------------
               Level III                    greater than or equal to 75%
                                            but less than or equal to 90%
-------------------------------------------------------------------------------
               Level IV                           greater than 90%
===============================================================================


         "Base Rate" means the per annum rate of interest equal to the sum of the Base Rate Margin plus the Alternate Base Rate. As used in this paragraph, "Alternate Base Rate" means the higher of (a) that variable rate of interest per annum established by BankBoston, N.A. from time to time as its "base rate" (which rate of interest may not be the lowest rate charged on similar loans) and (b) the Federal Funds Rate plus one-half percent (0.5%) per annum. Each change in the Base Rate shall become effective without prior notice to Borrowers automatically as of the opening of business on the date of a change in the Base Rate Margin or the Alternate Base Rate. The Base Rate shall in no event, however, exceed the Highest Lawful Rate.

         "Base Rate Loan" means a Loan which bears interest at the Base Rate.

         "Base Rate Margin" means, on any date, with respect to each Base Rate portion of a Loan, the rate per annum set forth below based on the Applicable Utilization Level on such date:


===============================================================================
     Applicable Utilization Level             Base Rate Margin
-------------------------------------------------------------------------------
                Level I                              0
-------------------------------------------------------------------------------
               Level II                              0
-------------------------------------------------------------------------------
               Level II                              0
-------------------------------------------------------------------------------
               Level IV                             50%
===============================================================================

Changes in the applicable Base Rate Margin will occur automatically without prior notice as changes in the Applicable Utilization Level occur. Agent will give notice promptly to Borrowers and the Lenders of changes in the Base Rate Margin.

         "Borrowers" has the meaning set forth in the introduction to this Agreement.

         "Borrowing" means a borrowing of new Loans of a single Type pursuant to Section 2.2 or a Continuation or Conversion of existing Loans into a single Type (and, in the case of Eurodollar Loans, with the same Interest Period) pursuant to Section 2.3.

         "Borrowing Base" means, at the particular time in question, either the amount provided for in Section 2.10 or the amount determined in accordance with the provisions of Section 2.11, as reduced by Borrowers pursuant to Section 2.12; provided, however, that in no event shall the Borrowing Base ever exceed the Maximum Loan Amount.

         "Borrowing Base Deficiency" has the meaning given it in Section 2.9.

         "Borrowing Notice" means a written or telephonic request, or a written confirmation, made by Borrowers which meets the requirements of Section 2.2.

         "Business Day" means a day, other than a Saturday or Sunday, on which commercial banks are open for business with the public in Boston, Massachusetts and New York, New York. Any Business Day in any way relating to Eurodollar Loans (such as the day on which an Interest Period begins or ends) must also be a day on which, in the judgment of Agent, significant transactions in dollars are carried out in the interbank eurocurrency market.

         "Cash Equivalents" means investments in:

         (a) open market commercial paper, maturing within 270 days after acquisition thereof, which has the highest or second highest credit rating given by either Rating Agency.

         (b) marketable obligations, maturing within 12 months after acquisition thereof, issued or unconditionally guaranteed by the United States of America or an instrumentality or agency thereof and entitled to the full faith and credit of the United States of America.

         (c) demand deposits, and time deposits (including certificates of deposit) maturing within 12 months from the date of deposit thereof, with any office of any Lender or with a domestic office of any national or state bank or trust company which is organized under the Laws of the United States of America or any state therein, which has capital, surplus and undivided profits of at least $500,000,000, and whose certificates of deposit have at least the third highest credit rating given by either Rating Agency.

         (d) money market funds acceptable to Agent substantially all of whose assets comprise securities of the types described in clauses (a) through (c) above.

         "Change of Control" means the occurrence of any of the following events: (i) any Person other than Parent or one of its wholly-owned Subsidiaries shall acquire or hold any legal or beneficial ownership of either of the Borrowers, (ii) any Person or two or more Persons acting as a group (other than NGP) shall acquire beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Securities Act of 1934, as amended, and including holding proxies to vote for the election of directors other than proxies held by Parent's management or their designees to be voted in favor of Persons nominated by Parent's Board of Directors) of 20% or more of the outstanding voting securities of Parent, measured by voting power (including both common stock and any preferred stock or other equity securities entitling the holders thereof to vote with the holders of common stock in elections for directors of Parent), (iii) NGP shall cease to own more than 30% of the outstanding voting securities of Parent, measured by voting power (including both common stock and any preferred stock or other equity securities entitling the holders thereof to vote with the holders of common stock in elections for directors of Parent), (iv) more than 50% of the directors of Parent shall consist of Persons other than individuals that are executive officers of Parent on the date of this Agreement or individuals that are Affiliates of NGP or (v) two or more of C. Randall Hill, Steven D. Gray and R. Cory Richards cease to be executive officers of Parent.

         "Collateral" means all property of any kind which is subject to a Lien in favor of Lenders (or in favor of Agent for the benefit of Lenders) or which, under the terms of any Security Document, is purported to be subject to such a Lien.

         "Commitment Period" means the period from and including the date hereof until and including December 15, 2001 (or, if earlier, the day on which the commitments of the Lenders are terminated pursuant to Section 8.1, or the day the Notes first become due and payable in full); provided that Lenders may, in their sole discretion, extend the Commitment Period as provided in Section 2.6.

         "Contested Claim" means any Tax, Debt or other claim or liability of any Related Person, (i) the validity or amount of which is being contested by appropriate proceedings, (ii) for which adequate reserves, as required by GAAP, have been established and (iii) with respect to which any right to execute upon or sell any assets of such Related Person has not matured or has been and continues to be effectively enjoined, superseded or stayed.

         "Consolidated" refers to the consolidation of any Person, in accordance with GAAP, with its properly consolidated subsidiaries. References herein to a Person's Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such Person and its properly consolidated subsidiaries.

         "Consolidated EBITDA" means, with respect to any period, the sum of
(a) the Consolidated Net Income of Parent and its Subsidiaries during such period, plus (b) Consolidated Interest Expense which was deducted in determining such Consolidated Net Income, plus (c) all income taxes which were deducted in determining such Consolidated Net Income, plus (d) all depreciation, depletion, amortization (including amortization of good will and debt issue costs) and other non-cash charges (including any provision for the reduction in the carrying value of assets recorded in accordance with GAAP) which were deducted in determining such Consolidated Net Income, minus (e) all non-cash items of income which were included in determining such Consolidated Net Income. Revenues and expenses derived from Hedging Contracts related to interest rates will be treated as adjustments to interest expense for purposes of this definition.

         "Consolidated Interest Expense" means, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between Parent and its Subsidiaries and all other items required to be eliminated in the course of the preparation of Consolidated financial statements of Parent and its Subsidiaries in accordance with GAAP): (a) all interest, commitment fees and loan fees in respect of Restricted Debt of Parent or any of its Subsidiaries (including imputed interest on Capital Lease Obligations) deducted in determining Consolidated Net Income for such period, together with all interest capitalized or deferred during such period and not deducted in determining Consolidated Net Income for such period, plus (b) all fees, expenses and charges in respect of letters of credit issued for the account of Parent or any of its Subsidiaries deducted in determining Consolidated Net Income for such period, together with all such fees, expenses and charges in respect of letters of credit capitalized or deferred during such period and not deducted in determining Consolidated Net Income for such period. Revenues and expenses derived from Hedging Contracts related to interest rates will be treated as adjustments to interest expense for purposes of this definition.

         "Consolidated Net Income" means, with respect to any period, Parent's and its Subsidiaries' gross revenues for such period, including any cash dividends or distributions actually received from any other Person during such period, minus Parent's and its Subsidiaries' expenses and other proper charges against income (including but not limited to income taxes), determined on a Consolidated basis after eliminating earnings or losses attributable to outstanding minority interests and excluding the net earnings of any Person other than a Subsidiary in which Parent or any of its Subsidiaries has an ownership interest; provided, however, there shall be excluded (i) any net income or gain or net loss during such period from disposition of capital assets or other non-recurring events and (ii) non-recurring cash expenses associated with the acquisition by Parent of Midland up to the amount of $850,000.

         "Continuation/Conversion Notice" means a written or telephonic request, or a written confirmation, made by Borrowers which meets the requirements of Section 2.3.

         "Continue", "Continuation", and "Continued" shall refer to the continuation pursuant to Section 2.3 hereof of a Eurodollar Loan from one Interest Period to the next Interest Period.

         "Convert", "Conversion", and "Converted" shall refer to a conversion pursuant to Section 2.3 or Article III of one Type of Loan into another Type of Loan.

         "Debt" means, as to any Person, all indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent and whether or not required to be considered pursuant to GAAP.

         "Default" means any Event of Default and any default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

         "Default Rate" means, at the time in question, two percent (2.0%) per annum plus the Base Rate then in effect; provided that, with respect to any Eurodollar Loan with an Interest

Period extending beyond the date such Eurodollar Loan becomes due and payable, "Default Rate" shall mean two percent (2.0%) per annum plus the related Eurodollar Rate. The Default Rate shall never exceed the Highest Lawful Rate.

         "Deficiency Notice" has the meaning given it in Section 2.9.

         "Determination" means a determination of the Borrowing Base pursuant to Section 2.11 or a Special Determination pursuant to Section 2.12.

         "Determination Date" means 45 days after Lenders have received the Reserve Report and other information pursuant to Section 2.11 or 2.12.

         "Disclosure Report" means either a notice given by Borrowers or Parent under Section 6.4 or a certificate given by Borrowers' or Parent's chief financial officer under Section 6.2(b).

         "Disclosure Schedule" means Schedule 1 hereto.

         "Distribution" means (a) any dividend or other distribution made by a Related Person on or in respect of any stock, partnership interest, or other equity interest in such Related Person (including any option or warrant to buy such an equity interest), or (b) any payment made by a Related Person to purchase, redeem, acquire or retire any stock, partnership interest, or other equity interest in such Related Person (including any such option or warrant).

         "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" below its name on the Lender Schedule attached hereto, or such other office as such Lender may from time to time specify to Borrowers and Agent.

         "Eligible Transferee" means a Person which either (a) is a Lender or Lender Affiliate or (b) is consented to as an Eligible Transferee by Agent and, so long as no Event of Default is continuing, by Borrowers, which consents in each case will not be unreasonably withheld.

         "Environmental Laws" means any and all Laws relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

         "ERISA Affiliate" means Related Persons and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control that, together with Related Persons, are treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended.

         "ERISA Plan" means any pension benefit plan subject to Title IV of ERISA maintained by any ERISA Affiliate with respect to which any Related Person has a fixed or contingent liability.

         "Eurodollar Loan" means a Loan which is properly designated as a Eurodollar Loan pursuant to Section 2.2 or 2.3.

         "Eurodollar Margin" means, on any date, with respect to each Eurodollar Loan, the rate per annum set forth below based on the Applicable Utilization Level on such date:

-------------------------------------------------------------------------------
     Applicable Utilization Level            Eurodollar Margin
-------------------------------------------------------------------------------
                Level I                            1.25%
-------------------------------------------------------------------------------
               Level II                            1.50%
-------------------------------------------------------------------------------
               Level II                            2.00%
-------------------------------------------------------------------------------
               Level IV                            2.50%
-------------------------------------------------------------------------------

Changes in the applicable Eurodollar Margin will occur automatically without prior notice as changes in the Applicable Utilization Level occur. Agent will give notice promptly to Borrowers and the Lenders of changes in the Eurodollar Margin.

         "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" below its name on the Lender Schedule attached hereto (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to Borrowers and Agent.

         "Eurodollar Rate" means, with respect to each particular Eurodollar Loan and the associated LIBOR Rate and Reserve Percentage, the rate per annum calculated by Agent (rounded upwards, if necessary, to the nearest 1/1000th of 1%) determined on a daily basis pursuant to the following formula:

         Eurodollar Rate =

         LIBOR Rate            + Eurodollar Margin
         ---------------------
         100.0% - Reserve Percentage

The Eurodollar Rate for any Eurodollar Loan shall change whenever the Eurodollar Margin or the Reserve Percentage changes. No Eurodollar Rate shall ever exceed the Highest Lawful Rate.

         "Event of Default" has the meaning given it in Section 8.1.

         "Existing Credit Facility" means the Second Amended and Restated Credit Agreement among Borrowers, Parent and Union Bank of California, N.A., dated October 28, 1998, and the other "Loan Documents" as defined therein.

         "Facility Usage" means, at the time in question, the aggregate amount of outstanding Loans and existing LC Obligations at such time.

         "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate quoted to Agent on such day on such transactions as determined by Agent.

         "Fiscal Quarter" means a three month period ending on March 31, June 30, September 30 or December 31 of any year.

         "Fiscal Year" means the twelve-month period ending on December 31 of any year.

         "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor) and which, in the case of Parent and its Consolidated Subsidiaries, are applied for all periods after the date hereof in a manner consistent with the manner in which such principles and practices were applied to the audited Initial Financial Statements. If any change in any accounting principle or practice is required by the Financial Accounting Standards Board (or any such successor) in order for such principle or practice to continue as a generally accepted accounting principle or practice, all reports and financial statements required hereunder with respect to Parent or with respect to Parent and its Consolidated Subsidiaries may be prepared in accordance with such change, but all calculations and determinations to be made hereunder may be made in accordance with such change only after notice of such change is given to the Agent; provided however if such change in generally accepted accounting principles and practices materially affects the calculation of the covenants set forth in Sections 7.11 and 7.12, such calculation shall continue to be made in a manner consistent with the audited Initial Financial Statements.

         "General Partner" means Vista Resources I, Inc., a Texas corporation.

         "Guarantor" means any Person who has guaranteed some or all of the Obligations pursuant to a guaranty listed on the Security Schedule or any other Person who has guaranteed some or all of the Obligations and who has been accepted by Agent as a Guarantor or any Subsidiary of Parent which now or hereafter executes and delivers a guaranty to Agent pursuant to Section 6.17.

         "Guaranty" of any Person means any contract, agreement or understanding of such Person pursuant to which such Person guarantees, or in effect guarantees, any Debt of any other Person

(the "primary obligor") in any manner, whether directly or indirectly, including without limitation:

               (i) agreements to purchase such Debt or any property constituting security therefor;

               (ii) agreements to advance or supply funds (i) for the purchase or payment of such Debt, or (ii) to maintain working capital, equity capital or other balance sheet conditions;

               (iii) agreements to purchase property, securities or services primarily for the purpose of assuring the holder of such Debt of the ability of the primary obligor to make payment of the Debt;

               (iv) letters or agreements commonly known as "comfort" or "keepwell" letters or agreements; or

               (v) any other agreements to assure the holder of the Debt of the primary obligor against loss in respect thereof; provided that "Guaranty" shall not include the endorsement by any Related Person in the ordinary course of business of negotiable instruments or documents for deposit or collection.

          "Hazardous Materials" means any substances regulated under any Environmental Law, whether as pollutants, contaminants, or chemicals, or as industrial, toxic or hazardous substances or wastes, or otherwise.

          "Hedging Contract" means (a) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds, or indexes based on any of the foregoing, (b) any option, futures or forward contract traded on an exchange, and (c) any other derivative agreement or other similar agreement or arrangement.

          "Highest Lawful Rate" means, with respect to each Lender, the maximum nonusurious rate of interest that such Lender is permitted under applicable Law to contract for, take, charge, or receive with respect to its Loan. All determinations herein of the Highest Lawful Rate, or of any interest rate determined by reference to the Highest Lawful Rate, shall be made separately for each Lender as appropriate to assure that the Loan Documents are not construed to obligate any Person to pay interest to any Lender at a rate in excess of the Highest Lawful Rate applicable to such Lender.

          "Initial Reserve Report" means the following engineering reports:

          (i) Report dated November ____, 1998 prepared by Williamson Petroleum Consultants, Inc. concerning the properties owned by Borrowers prior to the Acquisition; and

         (ii) Report dated November 24, 1998 prepared by Joe C. Neal & Associates, concerning the properties to be acquired by Vista in the Acquisition.

         "Initial Financial Statements" means (i) the audited annual Consolidated financial statements of Parent dated as of December 31, 1997, and
(ii) the unaudited quarterly Consolidated financial statements of Parent dated as of September 30, 1998.

         "Insurance Schedule" means Schedule 3 attached hereto.

         "Interest Period" means, with respect to each particular Eurodollar Loan in a Borrowing, a period of 1, 2, 3, 6 or 12 months (if 12 months is available for each Lender), as specified in the Borrowing Notice or Continuation/Conversion Notice applicable thereto, beginning on and including the date specified in such Borrowing Notice or Continuation/Conversion Notice (which must be a Business Day), and ending on but not including the same day of the month as the day on which it began (e.g., a period beginning on the third day of one month shall end on but not include the third day of another month), provided that each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (unless such next succeeding Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the immediately preceding Business
Day). No Interest Period may be elected which would require a prepayment of the associated Eurodollar Loan in order to make a scheduled prepayment of any Note after the end of the Commitment Period.

         "Investment" means any investment, in cash or by delivery of property made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise.

         "IP" means IP Petroleum Corporation, a Delaware corporation.

         "Law" means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or any state or political subdivision thereof or of any foreign country or any department, province or other political subdivision thereof.

         "LC Application" means any application for a Letter of Credit hereafter made by Borrowers to LC Issuer.

         "LC Collateral" has the meaning given to such term in Section 2.16(a).

         "LC Issuer" means BankBoston, N.A. in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity. Agent may, with the consent of Borrowers and the Lender in question, appoint any Lender hereunder as the LC Issuer in place of or in addition to BankBoston, N.A.

         "LC Limit" means Five Million Dollars ($5,000,000) or such lesser amount as shall be set pursuant to Section 2.7.

         "LC Obligations" means, at the time in question, the sum of all Matured LC Obligations plus the maximum amounts which LC Issuer might then or thereafter be called upon to advance under all Letters of Credit then outstanding.

         "Lender Affiliate" means, with respect to a Lender, any Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by or is under the common control with such Lender; control meaning the power to vote more than 50% of the securities having ordinary voting power for election of directors.

         "Lender Hedging Contracts" means Hedging Contracts entered into with a Lender or Lender Affiliate.

         "Lender Parties" means Agent, LC Issuer, and all Lenders.

         "Lenders" means each signatory hereto (other than Borrowers and Related Persons that are party hereto), including BankBoston, N.A. in its capacity as a Lender hereunder rather than as Agent or LC Issuer, and the successors of each such party as holder of a Note.

         "Lending Office" means, with respect to any Lender, such Lender's Domestic Lending Office or Eurodollar Lending Office, as applicable; with respect to LC Issuer, the office, branch, or agency through which it issues Letters of Credit; and, with respect to Agent, the office, branch, or agency through which it administers this Agreement.

         "Letter of Credit" means any letter of credit issued by LC Issuer hereunder at the application of Borrowers.

         "Letter of Credit Fee Rate" means, on any date the rate per annum set forth below based on the Applicable Utilization Level on such date:

-------------------------------------------------------------------------------
     Applicable Utilization Level           Letter of Credit Fee Rate
-------------------------------------------------------------------------------
                Level I                               1.25%
-------------------------------------------------------------------------------
               Level II                               1.50%
-------------------------------------------------------------------------------
               Level II                               2.00%
-------------------------------------------------------------------------------
               Level IV                               2.50%
-------------------------------------------------------------------------------

         "LIBOR Rate" means, with respect to each particular Eurodollar Loan and the related Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBOR Rate" with respect to such Eurodollar Loan for such Interest Period shall be the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/1000th of 1%) determined by Agent in accordance with its customary general practices to be representative of the rates at which deposits of dollars are offered to Agent at approximately 9:00 a.m. New York, New York time two Business Days prior to the first day of such Interest Period (by prime banks in the interbank eurocurrency market which have been selected by Agent in accordance with its customary general practices) for delivery on the first day of such Interest Period in an amount equal or comparable to the amount of the applicable Eurodollar Loan and for a period of time equal or comparable to the length of such Interest Period. The LIBOR Rate determined above with respect to a particular Eurodollar Loan shall be fixed at such rate for the duration of the associated Interest Period. If Agent is unable so to determine the LIBOR Rate for any Eurodollar Loan, Borrowers shall be deemed not to have elected such Eurodollar Loan.

         "Lien" means, with respect to any property or assets, any right or interest therein of a creditor to secure Debt owed to it or any other arrangement with such creditor which provides for the payment of such Debt out of such property or assets or which allows such creditor to have such Debt satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by Law or agreement or otherwise, but excluding any right of offset which arises without agreement in the ordinary course of business. "Lien" also means any filed financing statement, any registration of a pledge (such as with an issuer of uncertificated securities), or any other arrangement or action which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement or action is undertaken before or after such Lien exists.

         "Loan" has the meaning given it in Section 2.1.

         "Loan Documents" means this Agreement, the Notes, the Security Documents, the Letters of Credit, the LC Applications, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets, commitment letters, correspondence and similar documents used in the negotiation hereof, except to the extent the same contain information about Parent, Borrowers or their respective Affiliates, properties, business or prospects).

         "Material Adverse Change" means a material and adverse change, from the state of affairs presented in the Initial Financial Statements or as represented or warranted in any Loan Document, to (a) Related Persons' Consolidated financial condition, (b) the operations or properties of Related Persons, considered as a whole, (c) Borrowers' or any other Related Persons' ability to timely pay the Obligations, or (d) the enforceability of the material terms of any Loan Documents.

         "Matured LC Obligations" means all amounts paid by LC Issuer on drafts or demands for payment drawn or made under or purported to be under any Letter of Credit and all other amounts due and owing to LC Issuer under any LC Application for any Letter of Credit, to the extent the same have not been repaid to LC Issuer (with the proceeds of Loans or otherwise).

         "Maturity Date" means the date on which the last payment of the Loans are due as provided in Section 2.7.

         "Maximum Drawing Amount" means at the time in question the sum of the maximum amounts which LC Issuer might then or thereafter be called upon to advance under all Letters of Credit then outstanding.

         "Maximum Loan Amount" means the amount of $55,000,000.

         "Mortgaged Properties" means all properties subject to the Security Documents.

         "NGP" means, collectively, Natural Gas Partners II, L.P. and Natural Gas Partners III, L.P., each a Delaware limited partnership.

         "Note" has the meaning given it in Section 2.1.

         "Obligations" means all Debt from time to time owing by any Related Person to any Lender Party under or pursuant to any of the Loan Documents, including all LC Obligations (including in respect of Supplemental Letters of Credit) and Debt in respect of Lender Hedging Contracts. "Obligation" means any part of the Obligations.

         "Parent" has the meaning set forth in the introduction to this Agreement.

         "Percentage Share" means, with respect to any Lender (a) when used in Sections 2.1 or 2.5, in any Borrowing Notice or when no Loans are outstanding hereunder, the percentage set forth opposite such Lender's name on Lender Schedule attached hereto as such percentage may be modified from time to time by assignments pursuant to Section 10.5(c), and (b) when used otherwise, the percentage obtained by dividing (i) the sum of the unpaid principal balance of such Lender's Loans at the time in question plus the Matured LC Obligations which such Lender has funded pursuant to Section 2.13(c) plus the portion of the Maximum Drawing Amount which such Lender might be obligated to fund under
Section 2.13(c), by (ii) the sum of the aggregate unpaid principal balance of all Loans at such time plus the aggregate amount of LC Obligations outstanding at such time.

         "Permitted Investments" means:

         (i) Cash Equivalents,

         (ii) Investments by any Related Person in any wholly owned Subsidiary of such Related Person provided that such Subsidiary is a Guarantor,

         (iii) the entry into operating agreements, joint ventures, processing agreements, farm-out agreements, development agreements, area of mutual interest agreements, contracts for the sale, transportation or exchange of oil and natural gas, unitization agreements, pooling arrangements, joint bidding agreements, service contracts, partnership agreements (whether general or limited) or other similar customary agreements, transactions, properties, interests or arrangements, and investments and expenditures in connection therewith or pursuant thereto, in each case made or entered into in the ordinary course of the oil and gas business,

         (iv) Investments consisting of loans or credit extensions permitted under Section 7.7, and

         (v) Investments existing on the date hereof listed on Schedule 4 hereto.

         "Permitted Liens" means: (i) Liens granted to Agent to secure the Obligations, (ii) pledges or deposits made to secure payment of worker's compensation insurance (or to participate in any fund in connection with worker's compensation insurance), unemployment insurance, pensions or social security programs and other types of social security, old age or other similar obligations, (iii) Liens imposed by mandatory provisions of Law such as carrier's, materialmen's, mechanics', warehousemen's, landlord's and other like Liens arising in the ordinary course of business, securing Debt not yet due or which qualifies as a Contested Claim, (iv) Liens for taxes, assessments or other governmental charges or levies, if the same are not yet due and payable or qualify as a Contested Claim, (v) Liens arising in the ordinary course of business from pledges or deposits to secure public or statutory obligations, deposits to secure (or in lieu of) surety, stay, appeal or customs bonds and deposits to secure the payment of taxes, (vi) encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, provided that such items do not materially impair the use of such property for the purposes intended, and none of which are violated by existing or proposed structures or land use, (vii) inchoate Liens arising under ERISA, (viii) Liens reserved in customary oil, gas and/or mineral leases for bonus or rental payments and for compliance with the terms of such leases, (ix) any obligations or duties affecting any of the property of any Related Person to any municipality or public authority with respect to any franchise, grant, license or permit which do not materially impair the use of such property for the purposes for which it is held, (x) defects, irregularities and deficiencies in title of any rights of way or other property of any Related Person which in the aggregate do not materially impair the use of such rights of way or other property for the purposes for which such rights of way and other property are held by any Related Person, and defects, irregularities and deficiencies in title to any property of any Related Person which defects, irregularities or deficiencies have been cured by possession under applicable statutes of limitation, (xi) royalties, overriding royalties, revenue interests, net revenue interests, production payments (other than production payments granted or created by any Related Person in connection with the borrowing of money), advance payment obligations (other than obligations in respect of advance payment received by any Related Person in connection with the borrowing of money) and other similar burdens now existing on oil and gas properties owned as of the date of this Agreement or, as to properties hereafter acquired, at the time of acquisition by any Related Person and to the extent burdening property covered by a Reserve Report or a Security Document, which burdens are reflected in the working interest and/or net revenue interest used in such Reserve Report or represented and warranted in such Security Document, and
(xii) Liens arising out of all presently existing and future division and transfer orders, processing contracts, gas processing plant agreements, joint operating agreements, pooling, unitization or communitization agreements, pipeline, gathering or transportation agreements, leases or rental agreements (but only as otherwise permitted by this Agreement), farm-out and farm-in agreements, exploration and development agreements, and any and all other contracts or agreements covering, arising out of, used or useful in connection with or pertaining to the exploration, development, operation, production, sale, use, purchase, exchange, storage, separation, dehydration, treatment, compression, gathering, transportation, processing, improvement, marketing, disposal or handling of any property of any Related Person, provided such agreements are entered into in the ordinary course of business and contain terms customary for such agreements in the industry and the obligations are not delinquent (or are Contested Claims).

         "Person" means an individual, corporation, partnership, limited liability company, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, Tribunal, or any other legally recognizable entity.

         "Prohibited Lien" means any Lien not expressly allowed under Section
7.2.

         "Rating Agency" means either Standard & Poor's Ratings Group or Moody's Investors Services, Inc. or their respective successors that are nationally-recognized rating agencies.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect.

         "Related Person" means Parent, Borrowers, and each Subsidiary of Parent, (whether or not such Subsidiary is a Guarantor).

         "Required Lenders" means Agent and Lenders whose aggregate Percentage Shares equal or exceed sixty-six and two-thirds percent (662/3%).

         "Reserve Percentage" means, on any day with respect to each particular Eurodollar Loan, the maximum reserve requirement, as determined by Agent (including without limitation any basic, supplemental, marginal, emergency or similar reserves), expressed as a percentage and rounded to the next higher 0.01%, which would then apply under Regulation D with respect to "Eurocurrency liabilities", as such term is defined in Regulation D, of $1,000,000 or more. If such reserve requirement shall change after the date hereof, the Reserve Percentage shall be automatically increased or decreased, as the case may

         "Reserve Report" means the Initial Reserve Report and each reserve report delivered pursuant to Section 6.2.

         "Restricted Debt" of any Person means Debt (without duplication) in any of the following categories:

         (a) Debt for borrowed money,

         (b) Debt constituting an obligation to pay the deferred purchase price of property or services,

         (c) Debt evidenced by a bond, debenture, note or similar instrument,

         (d) Debt which (i) would under GAAP be shown on such Person's balance sheet as a liability, and (ii) is payable more than one year from the date of creation thereof (other than reserves for taxes and reserves for contingent obligations),

         (e) Debt arising under Hedging Contracts,

         (f) Debt constituting principal under leases capitalized in accordance with GAAP,

         (g) Debt arising under conditional sales or other title retention agreements,

         (h) Debt owing under any Guaranty,

         (i) Debt (for example, repurchase agreements) consisting of an obligation to purchase securities or other property, if such Debt arises out of or in connection with the sale of the same or similar securities or property,

         (j) Debt with respect to letters of credit or applications or reimbursement agreements therefor,

         (k) Debt with respect to payments received in consideration of oil, gas, or other minerals yet to be acquired or produced at the time of payment (including obligations under "take-or-pay" contracts to deliver gas in return for payments already received and the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment),

         (l) Debt with respect to other obligations to deliver goods or services in consideration of advance payments therefor, or

         (m) Debt in respect of banker's acceptances or similar instruments issued or accepted by banks;

provided, however, that the "Restricted Debt" of any Person shall not include Debt that was incurred and paid by such Person on ordinary trade terms to vendors, suppliers, or other Persons providing goods or services for use by such Person in the ordinary course of its business, unless and until such Debt is both (i) outstanding beyond the earlier of (A) sixty days past the due date thereof or (B) one hundred twenty (120) days past the original invoice or billing date therefor and (ii) not a Contested Claim.

         "SEC" means the Securities and Exchange Commission.

         "Security Documents" means the instruments listed in the Security Schedule and all other security agreements, deeds of trust, mortgages, chattel mortgages, pledges, guaranties, financing statements, continuation statements, extension agreements and other agreements or instruments now, heretofore, or hereafter delivered by any Related Person to Agent in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or the performance of any Related Person's other duties and obligations under the Loan Documents.

         "Security Schedule" means Schedule 2 hereto.

         "Special Determination" has the meaning given in Section 2.12.

         "Subsidiary" means, with respect to any Person, any corporation, association, partnership, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent or more by such Person.

         "Termination Event" means (a) the occurrence with respect to any ERISA Plan of (i) a reportable event described in Sections 4043(b)(5) or (6) of ERISA or (ii) any other reportable event described in Section 4043(b) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA, or (b) the withdrawal of any ERISA Affiliate from an ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the filing of a notice of intent to terminate any ERISA Plan or the treatment of any ERISA Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate any ERISA Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA, or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

         "Tribunal" means any government, any arbitration panel, any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States of America or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village or municipality, whether now or hereafter constituted or existing.

         "Type" means, with respect to any Loans, the characterization of such Loans as either Base Rate Loans or Eurodollar Loans.

         Section 1.2. Exhibits and Schedules; Additional Definitions. All Exhibits and Schedules attached to this Agreement are a part hereof for all purposes. Reference is hereby made to the Security Schedule for the meaning of certain terms defined therein and used but not defined herein, which definitions are incorporated herein by reference.

         Section 1.3. Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document, provided that nothing contained in this section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

         Section 1.4. References and Titles. All references in this Agreement to Exhibits, Schedules, articles, sections, subsections and other subdivisions refer to the Exhibits, Schedules, articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the sections or subsections hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation." Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

         Section 1.5. Calculations and Determinations. All calculations under the Loan Documents of fees and of interest shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 360 days, except that interest computed by reference to the Base Rate at times when the Base Rate is based on the "base rate" of BankBoston, N.A. shall be computed on the basis of a year of 365 days (or 366 days in a leap year). Each determination by a Lender Party of amounts to be paid under Sections 3.2 through 3.6 or any other matters which are to be determined hereunder by a Lender Party (such as any Eurodollar Rate, LIBOR Rate, Business Day, Interest Period, or Reserve Percentage) shall, in the absence of manifest error, be conclusive and binding. Unless otherwise expressly provided herein or unless Required Lenders otherwise consent all financial statements and reports furnished to any Lender Party hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with GAAP.

         Section 1.6. Joint Preparation; Construction of Indemnities and Releases. This Agreement and the other Loan Documents have been prepared through the joint efforts of the various parties hereto and their counsel, and all such parties shall equally be considered to be the drafters hereof and thereof. All indemnification and release provisions of this Agreement shall be construed broadly (and not narrowly) in favor of the Persons receiving indemnification from or being released.

                  ARTICLE II - The Loans and Letters of Credit

         Section 2.1. Commitments to Lend; Notes. Subject to the terms and conditions hereof, each Lender agrees to make loans to Borrowers (herein called such Lender's "Loans") upon Borrowers' request from time to time during the Commitment Period, provided that (a) subject to Sections 3.3, 3.4 and 3.6, all Lenders are requested to make Loans of the same Type in accordance with their respective Percentage Shares and as part of the same Borrowing, (b) after giving effect to such Loans, the Facility Usage does not exceed the Borrowing Base in effect as of the date on which the requested Loans are to be made, and (c) after giving effect to such Loans, the outstanding principal amount of each Lender's Loans, plus such Lender's Percentage Share of LC Obligations does not exceed such Lender's Percentage Share of the Borrowing Base in effect as of the date on which the requested Loans are to be made. The aggregate amount of all Loans in any Borrowing must be $250,000 or any greater integral multiple of $50,000. IT IS EXPRESSLY UNDERSTOOD THAT LENDER'S COMMITMENT TO ADVANCE FUNDS HEREUNDER IS DETERMINED ONLY BY REFERENCE TO THE BORROWING BASE FROM TIME TO TIME IN EFFECT, AND THE FACE AMOUNT OF THE NOTE AND THE AMOUNT SPECIFIED IN THE SECURITY DOCUMENTS ARE SPECIFIED AT A GREATER AMOUNT ONLY FOR THE CONVENIENCE OF THE PARTIES TO AVOID THE NECESSITY OF PREPARING AND RECORDING SUPPLEMENTS TO THE SECURITY DOCUMENTS. Borrowers may have no more than seven Borrowings of Eurodollar Loans outstanding at any time. The obligation of Borrowers to repay to each Lender the aggregate amount of all Loans made by such Lender, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Lender's "Note") made by Borrowers payable to the order of such Lender in the form of Exhibit A with appropriate insertions. The amount of principal owing on any Lender's Note at any given time shall be the aggregate amount of all Loans theretofore made by such Lender minus all payments of principal theretofore received by such Lender on such Note. Interest on each Note shall accrue and be due and payable as provided herein and therein, with Eurodollar Loans bearing interest at the Eurodollar Rate and Base Rate Loans bearing interest at the Base Rate (subject to the applicability of the Default Rate and limited by the provisions of Section 10.7). Subject to the terms and conditions hereof, Borrowers may borrow, repay, and reborrow hereunder during the Commitment Period.

          Section 2.2. Requests for New Loans. Borrowers must give to Agent written notice (or telephonic notice promptly confirmed in writing) of any requested Borrowing of new Loans to be advanced by Lenders. Each such notice constitutes a "Borrowing Notice" hereunder and must:

               (a) specify (i) the aggregate amount of any such Borrowing of new Base Rate Loans and the date on which such Base Rate Loans are to be advanced, or (ii) the aggregate amount of any such Borrowing of new Eurodollar Loans, the date on which such Eurodollar Loans are to be advanced (which shall be the first day of the Interest Period which is to apply thereto), and the length of the applicable Interest Period; and

               (b) be received by Agent not later than 11:00 a.m., Boston, Massachusetts time, on (i) the first Business Day preceding the day on which any such Base Rate Loans are to be made, or (ii) the third Business Day preceding the day on which any such Eurodollar Loans are to be made.

Each such written request or confirmation must be made in the form and substance of the "Borrowing Notice" attached hereto as Exhibit B, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Borrowers as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Borrowing Notice, Agent shall give each Lender prompt notice of the terms thereof. If all conditions precedent to such new Loans have been met, each Lender will on the date requested promptly remit to Agent at Agent's office in Boston, Massachusetts the amount of such Lender's new Loan in immediately available funds, and upon receipt of such funds, unless to its actual knowledge any conditions precedent to such Loans have been neither met nor waived as provided herein, Agent shall promptly make such Loans available to Borrowers. Unless Agent shall have received prompt notice from a Lender that such Lender will not make available to Agent such Lender's new Loan, Agent may in its discretion assume that such Lender has made such Loan available to Agent in accordance with this section and Agent may if it chooses, in reliance upon such assumption, make such Loan available to Borrowers. If and to the extent such Lender shall not so make its new Loan available to Agent, such Lender and Borrowers severally agree to pay or repay to Agent within three days after demand the amount of such Loan together with interest thereon, for each day from the date such amount was made available to Borrowers until the date such amount is paid or repaid to Agent, with interest at (i) the Federal Funds Rate, if such Lender is making such payment and (ii) the interest rate applicable at the time to the other new Loans made on such date, if Borrowers are making such repayment. If neither such Lender nor Borrowers pay or repay to Agent such amount within such three-day period, Agent shall in addition to such amount be entitled to recover from such Lender and from Borrowers, on demand, interest thereon at the Default Rate, calculated from the date such amount was made available to Borrowers. The failure of any Lender to make any new Loan to be made by it hereunder shall not relieve any other Lender of its obligation hereunder, if any, to make its new Loan, but no Lender shall be responsible for the failure of any other Lender to make any new Loan to be made by such other Lender.

         Section 2.3. Interest Rates; Continuations and Conversions of Existing Loans.

         (a) Interest Rates. Unless the Default Rate shall apply (a) Base Rate Loans from time to time outstanding shall bear interest on each day outstanding at the Base Rate in effect on such day and (b) each Eurodollar Loan shall bear interest on each day during the related Interest Period at the related Eurodollar Rate in effect on such day. Such interest shall be payable on the dates specified in the Note. All past due principal of and past due interest on the Loan shall bear interest on each day outstanding at the Default Rate in effect on such day, and such interest shall be due and payable daily as it accrues. On any day during which an Event of Default is continuing, upon notice by Agent to Borrowers, all Loans shall bear interest on each such day outstanding at the Default Rate.

         (b) Continuations and Conversions. Borrowers may make the following elections with respect to Loans already outstanding: to Convert Base Rate Loans to Eurodollar Loans, to Convert Eurodollar Loans to Base Rate Loans on the last day of the Interest Period applicable thereto, or to Continue Eurodollar Loans beyond the expiration of such Interest Period by designating a new Interest Period to take effect at the time of such expiration. In making such elections, Borrowers may combine existing Loans made pursuant to separate Borrowings into one new Borrowing or divide existing Loans made pursuant to one Borrowing into separate new Borrowings, provided that Borrowers may have no more than seven Borrowings of Eurodollar Loans outstanding at any time and each such Borrowing must be $250,000 or any greater integral multiple of $50,000. To make any such election, Borrowers must give to Agent written notice (or telephonic notice promptly confirmed in writing) of any such Conversion or Continuation of existing Loans, with a separate notice given for each new Borrowing. Each such notice constitutes a "Continuation/Conversion Notice" hereunder and must:

               (i) specify the existing Loans which are to be Continued or Converted;

               (ii) specify (A) the aggregate amount of any Borrowing of Base Rate Loans into which such existing Loans are to be Continued or Converted and the date on which such Continuation or Conversion is to occur, or (B) the aggregate amount of any Borrowing of Eurodollar Loans into which such existing Loans are to be Continued or Converted, the date on which such Continuation or Conversion is to occur (which shall be the first day of the Interest Period which is to apply to such Eurodollar Loans), and the length of the applicable Interest Period; and

               (iii) be received by Agent not later than 11:00 a.m., Boston, Massachusetts time, on (A) the first Business Day preceding the day on which any such Continuation or Conversion to Base Rate Loans is to occur, or (B) the third Business Day preceding the day on which any such Continuation or Conversion to Eurodollar Loans is to occur.

Each such written request or confirmation must be made in the form and substance of the "Continuation/Conversion Notice" attached hereto as Exhibit C, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Borrowers as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Continuation/Conversion Notice, Agent shall give each Lender prompt notice of the terms thereof. Each Continuation/Conversion Notice shall be irrevocable and binding on Borrowers. During the continuance of any Default, Borrowers may not make any election to Convert existing Loans into Eurodollar Loans or Continue existing Loans as Eurodollar Loans. If (due to the existence of a Default or for any other reason) Borrowers fail to timely and properly give any notice of Continuation or Conversion with respect to a Borrowing of existing Eurodollar Loans at least three days prior to the end of the Interest Period applicable thereto, such Eurodollar Loans shall automatically be Converted into Base Rate Loans at the end of such Interest Period. No new funds shall be repaid by Borrowers or advanced by any Lender in connection with any Continuation or Conversion of existing Loans pursuant to this section, and no such Continuation or Conversion shall be deemed to be a new advance of funds for any purpose; such Continuations and Conversions merely constitute a change in the interest rate applicable to already outstanding Loans.

          Section 2.4. Use of Proceeds. Each Borrower shall use any Loans (i) to repay all Debt owing under the Existing Credit Facility, (ii) to pay the purchase price for the Acquisition (iii) to refinance Matured LC Obligations,
(iv) provide working capital for its operations and (v) for other general business purposes including acquisition of oil and gas properties and development of oil and gas properties owned by it. Borrowers shall use all Letters of Credit for its general corporate purposes. In no event shall the funds from any Loan or any Letter of Credit be used directly or indirectly by any Person for personal, family, household or agricultural purposes or for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" (as such term is defined in Regulation U and Regulation G promulgated by the Board of Governors of the Federal Reserve System) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock. Parent and Borrowers represent and warrant that Parent and Borrowers are not engaged principally, or as one of Parent's or Borrowers' important activities, in the business of extending credit to others for the purpose of purchasing or carrying such margin stock.

         Section 2.5.  Fees.

         (a) Commitment Fees. In consideration of each Lender's commitment to extend credit hereunder, Borrowers will pay to Agent for the account of each Lender a commitment fee determined on a daily basis at the rate of (i) one-fourth of one percent (.25%) per annum, if the Applicable Utilization Level is Level I, and (ii) three-eighths of one percent (.375%) per annum if the Applicable Utilization Level is any other level, in either case calculated by multiplying such rate times such Lender's Percentage Share of (A) the unused portion of the Borrowing Base on each day during the Commitment Period, determined for each such day by deducting the Facility Usage from the amount of the Borrowing Base at the end of such day or (B) the unused portion of the LC Limit on each day from the end of the Commitment Period until the Maturity Date. This commitment fee, to the extent accrued through the last day of each Fiscal Quarter shall be due and payable in arrears on the fifteenth (15th) day after the end of each Fiscal Quarter, on the last day of the Commitment Period and on the Maturity Date.

         (b) Agent's Fees. In addition to all other amounts due to Agent under the Loan Documents, Borrowers will pay fees to Agent as described in a letter agreement between Agent and Borrowers.

         (c) Borrowing Base Fee. Borrowers will pay to Agent for the account of each Lender a fee determined on the amount of each increase in the Borrowing Base, such fee to be in an amount equal to three-eighths of one percent (.375%) of such increase. Such fee shall be due and payable on the effective date of such Borrowing Base increase and allocated to each Lender based upon such Lender's Percentage Share of such increase.

         Section 2.6. Discretionary Extension of Commitment Period. Not more than sixty (60) days and not less than thirty (30) days prior to the end of the Commitment Period, the Borrowers may request that Lenders extend the Commitment Period. Lenders may, in their sole discretion, elect to grant any such request and extension, in which event (a) the terms and conditions of this Agreement will apply during any such extension period, (b) upon request by Lenders, the Borrowers will, execute and deliver a renewal Note to each Lender and (c) the Borrowers will execute and deliver such additional documents as Agent may deem necessary to continue the perfection of the Liens covering the Collateral. In the event any Lender determines not to grant any such extension, such Lender shall promptly so notify Agent and Borrowers.
NOTWITHSTANDING THE FOREGOING, NO LENDER IS IN ANY WAY OBLIGATED AT ANY TIME TO EXTEND THE COMMITMENT PERIOD OR OTHERWISE MODIFY THE TERMS OF THE LOANS, AND ANY DETERMINATION BY LENDERS TO MAKE ANY SUCH EXTENSION SHALL IN NO WAY OBLIGATE LENDERS TO MAKE ANY OTHER EXTENSIONS IN THE FUTURE.

         Section 2.7. Conversion: Regular Payments. At the end of the Commitment Period, the Loans shall, unless an Event of Default shall have occurred and be continuing, automatically convert to term loans upon the terms and conditions set forth in this Section 2.7 (the "Term Conversion"). Upon the Term Conversion, the Borrowers jointly and severally agree to immediately pay Agent for the account of Lenders an amount equal to the sum of (a) the amount, if any, by which the Facility Usage is in excess of the Borrowing Base then in effect, plus (b) all accrued but unpaid interest on such excess. Upon the Term Conversion, each of the Notes shall be repaid in twelve installments, due and payable on the fifteenth (15th) day of March, June, September and December, beginning March 15, 2002 (or the first day of the first month immediately following the Term Conversion if the Commitment Period is extended by Lender pursuant to Section 2.6) and continuing regularly thereafter until the Loans are paid in full. Each payment shall be in an amount equal to one-twelfth (1/12) of the outstanding principal balance of the Loans at the time of the Term Conversion and shall be accompanied with all accrued but unpaid interest. Notwithstanding the foregoing, Required Lenders may, in their sole discretion, at the time of the Term Conversion notify the Borrowers of their election to select a different amortization schedule for the Notes (which revised amortization schedule will be for the three (3) year period following the date of such Term Conversion) based upon Required Lenders' evaluation of oil and gas reserves of Borrower at the time of the Term Conversion and such other credit factors as Required Lenders deem appropriate in their sole discretion. In the event Required Lenders elect a modified amortization schedule as provided in the preceding sentence, the Borrowers will, upon request by Required Lenders, execute and deliver to each Lender (i) renewal Notes and (ii) such additional documents, in each case as Required Lenders may deem necessary to effect such modification. Upon the Term Conversion, Borrowers may specify a lesser amount for the LC Limit (but in no event less than the LC Obligations outstanding at such time) which amount shall continue to be available for Letters of Credit from the end of the Commitment Period to the Maturity Date as provided in
Section 2.13.

         Section 2.8. Optional Prepayments. Borrowers may, upon three Business Days' notice to each Lender, from time to time and without premium or penalty (other than funding losses, if any, resulting from such prepayment being made other than on the last day of an Interest Period with respect to any Eurodollar Loan as provided in Section 3.6) prepay the Notes, in whole or in part, so long as the aggregate amounts of all partial prepayments of principal on the Notes equals $250,000 or any higher integral multiple of $50,000, so long as Borrowers do not make any prepayments which would reduce the unpaid principal balance of any Loan to less than $100,000 without first either (a) terminating this Agreement or (b) providing assurance satisfactory to Agent in its discretion that Lenders' legal rights under the Loan Documents are in no way affected by such reduction. Each partial prepayment of principal made after the end of the Commitment Period shall be applied to the regular installments of principal due under the Notes in the inverse order of their maturities. Each prepayment of principal under this section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents at the time of such prepayment.

         Section 2.9. Mandatory Prepayments.

         (a) If at any time the Facility Usage exceeds the Borrowing Base (such excess being herein called a "Borrowing Base Deficiency"), Borrower shall, within ten (10) days following notice thereof from Agent, provide written notice (the "Election Notice") to Agent stating the action which Borrower proposes to take to remedy such Borrowing Base Deficiency, and Borrower shall thereafter, at its option, either (a) within ten (10) days following the delivery of such Election Notice, make a prepayment of principal on the Loan in an amount sufficient to eliminate such Borrowing Base Deficiency, and if such Borrowing Base Deficiency cannot be eliminated by prepaying the Loan in full (as a result of outstanding Letter of Credit Exposure), Borrower shall also at such time deposit with Agent sufficient funds to be held by Agent as security for outstanding Letter of Credit Exposure in the manner contemplated by Section
2.18 as necessary to eliminate such Borrowing Base Deficiency, or (b) eliminate such deficiency by making monthly mandatory prepayments of principal on the Loan, each of which shall be in an amount, and for a term (which shall in any event not exceed six (6) months) as determined by Agent and Required Lenders in their sole discretion to eliminate such Borrowing Base Deficiency.

         (b) Each prepayment of principal under this section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents at the time of such prepayment. Each partial prepayment of principal made after the end of the Commitment Period shall be applied to the regular installments of principal due under the Notes in the inverse order of their maturities.

         Section 2.10. Initial Borrowing Base. During the period from the date hereof to the first Determination Date, the Borrowing Base shall be $55,000,000.

         Section 2.11. Subsequent Determinations of Borrowing Base.

         (a) By February 28 and August 31 of each year commencing August 31, 1999, Borrowers shall furnish to each Lender all information, reports and data which Agent has then requested concerning Related Persons' businesses and properties (including their oil and gas properties and interests and the reserves and production relating thereto), together with the Reserve Report described in Section 6.2. Simultaneously with the delivery to Agent and each Lender of each Reserve Report, Borrowers shall notify each Lender of the Borrowing Base which Borrowers requests become effective for the period commencing on the next Determination Date.

         (b) Agent shall propose to Lenders and Lenders shall redetermine the Borrowing Base on or prior to each Determination Date (or such date promptly thereafter as reasonably possible). Any Borrowing Base which becomes effective as a result of any Determination of the Borrowing Base shall be subject to the following restrictions: (i) such Borrowing Base shall not exceed the Borrowing Base requested by Borrowers pursuant to subsection (a), (ii) such Borrowing Base shall not exceed the Maximum Loan Amount then in effect, (iii) to the extent such Borrowing Base represents an increase from the Borrowing Base in effect prior to such Determination, such Borrowing Base shall be approved by all Lenders, and (iv) any Borrowing Base which represents a decrease in the Borrowing Base in effect prior to such Determination, or a reaffirmation of such prior Borrowing Base, shall only require approval of Required Lenders.

         (c) Each Determination shall be made by Lenders in accordance with their normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time and will otherwise be in their sole discretion. It is further acknowledged and agreed that each Lender may consider such other credit factors as it deems appropriate including without limitation the assets, liabilities, cash flow, hedged and unhedged exposure to commodity prices, foreign exchange rate, and interest rate changes, business, properties, prospects, management and ownership of Related Persons. Promptly following any Determination of the Borrowing Base, Agent shall notify Borrowers of the amount of the Borrowing Base as redetermined, which Borrowing Base shall be effective as of the Determination Date specified in such notice, and shall remain in effect for all purposes of this Agreement until the next Determination. If Borrowers do not furnish all such information, reports and data by the date specified in the first sentence of this section, Agent may nonetheless designate the Borrowing Base at any amount which Required Lenders determine and may redesignate the Borrowing Base from time to time thereafter until each Lender receives all such information, reports and data, whereupon Lenders shall designate a new Borrowing Base as described above. It is expressly understood that Lenders and Agent have no obligation to agree upon or designate the Borrowing Base at any particular amount, whether in relation to the Maximum Loan Amount or otherwise, and that Lenders' commitments to advance funds hereunder is determined by reference to the Borrowing Base from time to time in effect, which Borrowing Base shall be used for calculating commitment fees under Section 2.5 and, to the extent permitted by Law and regulatory authorities, for the purposes of capital adequacy determination and reimbursements under Section 3.2.

         Section 2.12. Special Determination of Borrowing Base. In addition to the redeterminations of the Borrowing Base pursuant to Section 2.11, Borrowers and Required Lenders may each request additional determinations ("Special Determinations") of the Borrowing Base from time to time; provided, that (a) Borrowers may not request more than two (2) Special Determinations in any Fiscal Year and may not request a Special Determination after the end of the Commitment Period, and (b) Required Lenders may not request more than two (2) Special Determinations in the Fiscal Year ending December 31, 1999, or more than one (1) Special Determination in any Fiscal Year thereafter. In the event Required Lenders request such a Special Determination, Agent shall promptly deliver notice of such request to Borrowers and Borrowers shall, within twenty
(20) days following the date of such request, deliver to Lenders a Reserve Report prepared as of the last day of the calendar month preceding the date of such request and such other information which Agent shall have requested. In the event Borrowers request a Special Determination, Borrowers shall deliver written notice of such request to Lenders which shall include (i) a Reserve Report prepared as of a date not more than thirty (30) days prior to the date of such request, (ii) the amount of the Borrowing Base requested by Borrower and to become effective on the Determination Date applicable to such Special Determination and (iii) such other information which Agent shall have requested. Upon receipt of such Reserve Report and other information, Agent shall, subject to approval of Required Lenders, or all Lenders in the event of a proposed increase in the Borrowing Base, redetermine the Borrowing Base in accordance with the procedure set forth in Section 2.11 which Borrowing

Base shall become effective on the Determination Date (or as soon thereafter as Agent and Required Lenders, or all Lenders in the event of a proposed increase in the Borrowing Base, approve such Borrowing Base and provide notice thereof to Borrower).

         Section 2.13. Letters of Credit. Subject to the terms and conditions hereof, Borrowers may at any time before the ninth Business Day prior to the Maturity Date request LC Issuer to issue one or more Letters of Credit, provided that, after taking such Letter of Credit into account:

               (a) the Facility Usage does not exceed the Borrowing Base at such time;

               (b) the aggregate amount of LC Obligations at such time does not exceed the LC Limit;

               (c) the expiration date of such Letter of Credit is prior to the earlier of (i) fifteen months after the date of issuance of such Letter of Credit or (ii) the Maturity Date;

               (d) such Letter of Credit is to be used for general corporate purposes of any Related Person that is a Guarantor;

               (e) such Letter of Credit is not directly or indirectly used to assure payment of or otherwise support any Restricted Debt of any Person, except for Restricted Debt of any Related Person in respect of Hedging Contracts permitted pursuant to Section 7.10;

               (f) the issuance of such Letter of Credit will be in compliance with all applicable governmental restrictions, policies, and guidelines and will not subject LC Issuer to any cost which is not reimbursable under Article III;

               (g) the form and terms of such Letter of Credit are acceptable to LC Issuer in its sole discretion; and

               (h) all other conditions in this Agreement to the issuance of such Letter of Credit have been satisfied.

LC Issuer will honor any such request if the foregoing conditions (a) through
(h) (in the following Section 2.14 called the "LC Conditions") have been met as of the date of issuance of such Letter of Credit. LC Issuer may choose to honor any such request for any other Letter of Credit but has no obligation to do so.

         Section 2.14. Requesting Letters of Credit. Borrowers must make written application for any Letter of Credit at least five Business Days before the date on which Borrowers desire for LC Issuer to issue such Letter of Credit. By making any such written application Borrowers shall be deemed to have represented and warranted that the LC Conditions described in Section 2.14 will be met as of the date of issuance of such Letter of Credit. Each such written application for a Letter of Credit must be made in writing on LC Issuer's customary letter of credit application. Two Business Days after the LC Conditions for a Letter of Credit have been met as described in

Section 2.14 (or if LC Issuer otherwise desires to issue such Letter of Credit), LC Issuer will issue such Letter of Credit at LC Issuer's office in Boston, Massachusetts. If any provisions of any LC Application conflict with any provisions of this Agreement, the provisions of this Agreement shall govern and control.

         Section 2.15. Reimbursement and Participations.

         (a) Reimbursement by Borrowers. Each Matured LC Obligation shall constitute a loan by LC Issuer to Borrowers. Borrowers promise to pay to LC Issuer, or to LC Issuer's order, on demand, the full amount of each Matured LC Obligation, together with interest thereon at the Base Rate from the date such matured LC Obligation accrues until the third Business Day after demand, and thereafter at the Default Rate until paid, but in no event in excess of the Highest Lawful Rate.

         (b) Letter of Credit Advances. If the beneficiary of any Letter of Credit makes a draft or other demand for payment thereunder then Borrowers may, during the interval between the making thereof and the honoring thereof by LC Issuer, request Lenders to make Loans to Borrowers in the amount of such draft or demand, which Loans shall be made concurrently with LC Issuer's payment of such draft or demand and shall be immediately used by LC Issuer to repay the amount of the resulting Matured LC Obligation. Such a request by Borrowers shall be made in compliance with all of the provisions hereof, provided that for the purposes of the first sentence of Section 2.1 the amount of such Loans shall be considered but the amount of the Matured LC Obligation to be concurrently paid by such Loans shall not be considered.

         (c) Participation by Lenders. LC Issuer irrevocably agrees to grant and hereby grants to each Lender, and -- to induce LC Issuer to issue Letters of Credit hereunder -- each Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from LC Issuer, on the terms and conditions hereinafter stated and for such Lender's own account and risk an undivided interest equal to such Lender's Percentage Share of LC Issuer's obligations and rights under each Letter of Credit issued hereunder and the amount of each Matured LC Obligation paid by LC Issuer thereunder. Each Lender unconditionally and irrevocably agrees with LC Issuer that, if a Matured LC Obligation is paid under any Letter of Credit for which LC Issuer is not reimbursed in full by Borrowers in accordance with the terms of this Agreement and the related LC Application (including any reimbursement by means of concurrent Loans or by the application of LC Collateral), such Lender shall (in all circumstances and without set-off or counterclaim) pay to LC Issuer on demand, in immediately available funds at LC Issuer's address for notices hereunder, such Lender's Percentage Share of such Matured LC Obligation (or any portion thereof which has not been reimbursed by Borrowers). Each Lender's obligation to pay LC Issuer pursuant to the terms of this subsection is irrevocable and unconditional. If any amount required to be paid by any Lender to LC Issuer pursuant to this subsection is paid by such Lender to LC Issuer within three Business Days after the date such payment is due, LC Issuer shall in addition to such amount be entitled to recover from such Lender, on demand, interest thereon calculated from such due date at the Federal Funds Rate. If any amount required to be paid by any Lender to LC Issuer pursuant to this subsection is not paid by such Lender to LC Issuer within three Business Days after the date such payment is due, LC Issuer shall in addition to such amount be entitled to recover from such Lender, on demand, interest thereon calculated from such due date at the Base Rate.

         (d) Distributions to Participants. Whenever LC Issuer has in accordance with this section received from any Lender payment of such Lender's Percentage Share of any Matured LC Obligation, if LC Issuer thereafter receives any payment of such Matured LC Obligation or any payment of interest thereon (whether directly from Borrowers or by application of LC Collateral or otherwise, and excluding only interest for any period prior to LC Issuer's demand that such Lender make such payment of its Percentage Share), LC Issuer will distribute to such Lender its Percentage Share of the amounts so received by LC Issuer; provided, however, that if any such payment received by LC Issuer must thereafter be returned by LC Issuer, such Lender shall return to LC Issuer the portion thereof which LC Issuer has previously distributed to it.

         (e) Calculations. A written advice setting forth in reasonable detail the amounts owing under this section, submitted by LC Issuer to Borrowers or any Lender from time to time, shall be conclusive, absent manifest error, as to the amounts thereof.

         Section 2.16. Letter of Credit Fees. In consideration of LC Issuer's issuance of any Letter of Credit, Borrowers agree to pay (a) to Agent, for the account of all Lenders, a letter of credit fee determined on a daily basis by applying the Letter of Credit Fee Rate to such Lender's Percentage Share of the face amount of the Letter of Credit (but in no event less than $500 per annum), and (b) to LC Issuer for its own account, a letter of credit fronting fee at a rate equal to one-eighth percent (.125%) per annum times the face amount of such Letter of Credit (but in no event less than $125 per annum). The letter of credit fee and the letter of credit fronting fee will be calculated on the face amount of each Letter of Credit outstanding on each day at the above-applicable rates and will be due and payable in arrears on the last day of each March, June, September and December.

         Section 2.17. No Duty to Inquire.

         (a) Drafts and Demands. LC Issuer is authorized and instructed to accept and pay drafts and demands for payment under any Letter of Credit without requiring, and without responsibility for, any determination as to the existence of any event giving rise to said draft, either at the time of acceptance or payment or thereafter. LC Issuer is under no duty to determine the proper identity of anyone presenting such a draft or making such a demand (whether by tested telex or otherwise) as the officer, representative or agent of any beneficiary under any Letter of Credit, and payment by LC Issuer to any such beneficiary when requested by any such purported officer, representative or agent is hereby authorized and approved. Borrowers agree to hold LC Issuer and each other Lender Party harmless and indemnified against any liability or claim in connection with or arising out of the subject matter of this section, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined by a court of competent jurisdiction.

         (b) Extension of Maturity. If the maturity of any Letter of Credit is extended by its terms or by Law or governmental action, if any extension of the maturity or time for presentation of drafts or any other modification of the terms of any Letter of Credit is made at the request of any Borrower, or if the amount of any Letter of Credit is increased at the request of any Borrower, this Agreement shall be binding upon Borrower with respect to such Letter of Credit as so extended, increased or otherwise modified, with respect to drafts and property covered thereby, and with respect to any action taken by LC Issuer, LC Issuer's correspondents, or any Lender Party in accordance with such extension, increase or other modification.

         (c) Transferees of Letters of Credit. If any Letter of Credit provides that it is transferable, LC Issuer shall have no duty to determine the proper identity of anyone appearing as transferee of such Letter of Credit, nor shall LC Issuer be charged with responsibility of any nature or character for the validity or correctness of any transfer or successive transfers, and payment by LC Issuer to any purported transferee or transferees as determined by LC Issuer is hereby authorized and approved, and Borrowers further agree to hold LC Issuer and each other Lender Party harmless and indemnified against any liability or claim in connection with or arising out of the foregoing, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined by a court of competent jurisdiction.

         Section 2.18. LC Collateral.

         (a) LC Obligations in Excess of Borrowing Base. If, after the making of all mandatory prepayments required under Section 2.9, the principal balance of the Loans is zero, but the outstanding LC Obligations will exceed the Borrowing Base, then in addition to such prepayment of the entire principal balance of the Loans Borrowers will immediately pay to LC Issuer an amount equal to such excess. LC Issuer will hold such amount as security for the remaining LC Obligations (all such amounts held as security for LC Obligations being herein collectively called "LC Collateral") until (i) such LC Obligations become Matured LC Obligations, at which time such LC Collateral may be applied to such Matured LC Obligations or (ii) such LC Obligations expire at which time any LC Collateral in excess of any remaining LC Obligations will be returned to Borrowers. Neither this subsection nor the following subsection shall, however, limit or impair any rights which LC Issuer may have under any other document or agreement relating to any Letter of Credit, LC Collateral or LC Obligation, including any LC Application, or any rights which any Lender Party may have to otherwise apply any payments by Borrowers and any LC Collateral under Section 3.1.

         (b) Acceleration of LC Obligations. If the Obligations or any part thereof become immediately due and payable pursuant to Section 8.1 then, unless Required Lenders otherwise specifically elect to the contrary (which election may thereafter be retracted by Required Lenders at any time), all LC Obligations shall become immediately due and payable without regard to whether or not actual drawings or payments on the Letters of Credit have occurred, and Borrowers shall be obligated to pay to LC Issuer immediately an amount equal to the aggregate

LC Obligations which are then outstanding. All amounts so paid shall first be applied to Matured LC Obligations and then held by LC Issuer as LC Collateral until such LC Obligations become Matured LC Obligations, at which time such LC Collateral shall be applied to such Matured LC Obligations. To the extent a Letter of Credit expires or is terminated without being drawn upon in whole or in part, the portion of any LC Collateral which then exceeds the remaining Obligations shall be promptly returned to Borrowers.

         (c) Investment of LC Collateral. Pending application thereof, all LC Collateral shall be invested by LC Issuer in Cash Equivalents as LC Issuer may choose in its sole discretion. All interest on such investments shall be reinvested or applied to Matured LC Obligations. When all Obligations have been satisfied in full, including all LC Obligations, all Letters of Credit have expired or been terminated, and all of Borrowers' reimbursement obligations in connection therewith have been satisfied in full, LC Issuer shall release any remaining LC Collateral. To the extent a Letter of Credit expires or is terminated without being drawn upon in whole or in part, the portion of any LC Collateral which then exceeds the remaining Obligations shall be promptly returned to Borrowers. Each Borrower hereby assigns and grants to LC Issuer a continuing security interest in all LC Collateral paid by it to LC Issuer, all investments purchased with such LC Collateral, and all proceeds thereof to secure its Matured LC Obligations and its Obligations under this Agreement, each Note, and the other Loan Documents, and Each Borrower agrees that such LC Collateral and investments shall be subject to applicable terms and provisions of the Security Documents. Each Borrower further agrees that LC Issuer shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of New York with respect to such security interest and that an Event of Default under this Agreement shall constitute a default for purposes of such security interest.

         (d) Payment of LC Collateral. When Borrowers are required to provide LC Collateral for any reason and fail to do so on the day when required, LC Issuer may without notice to Borrower or any other Related Person provide such LC Collateral (whether by application of proceeds of other Collateral, by transfers from other accounts maintained with LC Issuer, or otherwise) using any available funds of Borrowers or any other Person also liable to make such payments. Any such amounts which are required to be provided as LC Collateral and which are not provided on the date required shall, for purposes of each Security Document, be considered past due Obligations owing hereunder, and LC Issuer is hereby authorized to exercise its respective rights under each Security Document to obtain such amounts.

         Section 2.19. Supplemental Letters of Credit. In addition to Letters of Credit issued pursuant to Section 2.13, upon request from Borrowers from time to time, BankBoston, N.A. may, in its sole discretion and without any obligation to do so, issue Letters of Credit for the account of Borrowers pursuant to this Section 2.19 which shall, except as expressly provided to the contrary in this Section 2.19, be considered "Letters of Credit" for all purposes of this Agreement. Any Letter of Credit issued pursuant to this
Section 2.19 is referred to herein as "Supplemental Letter of Credit". Notwithstanding anything contained herein to the contrary, the Supplemental Letters of Credit shall be subject to the following terms and conditions:

                  (i) the aggregate Letter of Credit Exposure outstanding with respect to all Supplemental Letters of Credit shall not exceed $3,000,000 at any time;

                  (ii) Supplemental Letters of Credit shall be issued to the sole account and risk of BankBoston, N.A., and no other Bank shall be deemed to have any participation interest in such Supplemental Letters of Credit or related LC Obligations or any reimbursement obligation or other credit risk related thereto;

                  (iii) Any Request for Letter of Credit issued by Borrower with respect to any Supplemental Letter of Credit shall clearly state that the requested Letter of Credit is to be a Supplemental Letter of Credit, and simultaneously with the issuance of any Supplemental Letter of Credit, BankBoston, N.A. shall deliver written notice to each other Bank of the issuance thereof and specifying the amount and terms of such Letter of Credit and that such Letter of Credit is a Supplemental Letter of Credit for purposes of this Agreement;

                  (iv) In consideration of BankBoston, N.A.'s issuance of any Supplemental Letter of Credit, Borrowers agree to pay (a) to BankBoston, N.A., a letter of credit fee equal to 1% per annum of the face amount of such Supplemental Letter of Credit plus (b) to LC issuer for its own account, a letter of credit fronting fee at a rate equal to one-eighth percent (.125%) per annum times the face amount of such letter of Credit (but in no event less than $125 per annum). The letter of credit fee and letter of credit fronting fee will be calculated on the face amount of each Supplemental Letter of Credit outstanding on each day and will be due and payable in arrears on the last day of each March, June, September and December.

                  (v) LC Obligations with respect to Supplemental Letters of Credit will not be deemed to be outstanding solely for purposes of (a) determining the amounts available to be borrowed pursuant to Section 2.1, (b) the limitations on the amounts of Letters of Credit issuable to Borrowers pursuant to Section 2.13, (c) the existence of any Borrowing Base Deficiency, or (d) the calculation of Facility Usage; and

                  (vi) Supplemental Letters of Credit shall only be used to secure a Related Party's obligations to a counterparty under Hedging Contracts permitted by Section 7.10 and to satisfy operator bond requirements of the State of Texas up to the amount of $250,000.

                       ARTICLE III - Payments to Lenders

         Section 3.1. General Procedures. Borrower will make each payment which it owes under the Loan Documents to Agent for the account of the Lender Parties to whom such payment is owed. Each such payment must be received by Agent not later than Noon, Boston Massachusetts time, on the date such payment becomes due and payable, in lawful money of the United States of America, without set-off, deduction or counterclaim, and in immediately available funds. Any payment received by Agent after such time will be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension as provided in the Loan Document under which such payment is due. Each payment under a Loan Document shall be due and payable at the place provided therein and, if no specific place of payment is provided, shall be due and payable at the place of payment of Agent's Note. When Agent collects or receives money on account of the Obligations, Agent shall distribute all money so collected or received, and each Lender Party shall apply all such money so distributed, as follows:

               (a) first, for the payment of all Obligations which are then due (and if such money is insufficient to pay all such Obligations, first to any reimbursements due Agent under Section 6.9 or 10.4 and then to the partial payment of all other Obligations then due in proportion to the amounts thereof, or as Lender Parties shall otherwise agree);

               (b) then for the prepayment of amounts owing under the Loan Documents (other than principal on the Notes) if so specified by Borrowers;

               (c) then for the prepayment of principal on the Notes, together with accrued and unpaid interest on the principal so prepaid;

               (d) then, for the payment or prepayment of any other
          Obligations;

               (e) then, to provide LC Collateral as required pursuant to the terms hereof; and

               (f) last, returned to the Borrowers.

All payments applied to principal or interest on any Note shall be applied first to any interest then due and payable, then to principal then due and payable, and last to any prepayment of principal and interest in compliance with Section 2.8. All distributions of amounts described in any of subsections
(b), (c) or (d) above shall be made by Agent pro rata to each Lender Party then owed Obligations described in such subsection in proportion to all amounts owed to all Lender Parties which are described in such subsection; provided that if any Lender then owes payments to LC Issuer for the purchase of a participation under Section 2.15(c) or to Agent under Article II or Section 9.4, any amounts otherwise distributable under this section to such Lender shall be deemed to belong to LC Issuer or Agent, respectively, to the extent of such unpaid payments, and Agent shall apply such amounts to make such unpaid payments rather than distribute such amounts to such Lender.

         Section 3.2. Increased Cost and Reduced Return.

         (a) If, after the date hereof, the adoption of any applicable Law, rule, or regulation, or any change in any applicable Law, rule, or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of Law) of any such governmental authority, central bank, or comparable agency:

               (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Loans, its Notes, or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or its Notes in respect of any Eurodollar Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

               (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Eurodollar
          Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitment of such Lender hereunder; or

               (iii) shall impose on such Lender (or its Applicable Lending Office) or the London interbank market any other condition affecting this Agreement or its Notes or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Notes with respect to any Eurodollar Loans, then Borrowers shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by Borrowers under this Section 3.2(a), Borrowers may, by notice to such Lender (with a copy to Agent), suspend the obligation of such Lender to make or Continue Loans of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.5 shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

         (b) If, after the date hereof, any Lender shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction but only to the extent that such Lender has not been compensated therefor by an increase in the Eurodollar Rate.

         (c) Each Lender shall promptly notify Borrowers and Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section shall furnish to Borrowers and Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender shall act in good faith and may use any reasonable averaging and attribution methods.

         Section 3.3. Limitation on Types of Loans. If on or prior to the first day of any Interest Period for any Eurodollar Loan:

         (a) Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

         (b) the Required Lenders determine (which determination shall be conclusive) and notify Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to Lenders of funding Eurodollar Loans for such Interest Period;

then Agent shall give Borrowers prompt notice thereof specifying the relevant Type of Loans and the relevant amounts or periods, and so long as such condition remains in effect, Lenders shall be under no obligation to make additional Loans of such Type, Continue Loans of such Type, or to Convert Loans of any other Type into Loans of such Type and Borrowers shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected Type, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with the terms of this Agreement.

         Section 3.4. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Loans hereunder, then such Lender shall promptly notify Borrowers thereof and such Lender's obligation to make or Continue Eurodollar Loans and to Convert other Types of Loans into Eurodollar Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 3.5 shall be applicable).

         Section 3.5. Treatment of Affected Loans. If the obligation of any Lender to make a particular Type of Eurodollar Loan or to continue, or to Convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to Section 3.2 or 3.4 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Lender's Affected Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 3.4 hereof, on such earlier date as such Lender may specify to Borrowers with a copy to Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.2 or 3.4 hereof that gave rise to such Conversion no longer exist:

         (a) to the extent that such Lender's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans; and

         (b) all Loans that would otherwise be made or Continued by such Lender as Loans of the Affected Type shall be made or Continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to Borrowers (with a copy to Agent) that the circumstances specified in Section 3.2 or 3.4 hereof that gave rise to the Conversion of such Lender's Affected Loans pursuant to this Section 3.5 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by Lenders holding Loans of the Affected Type and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their Percentage Shares of the Commitment.

         Section 3.6. Compensation. Upon the request of any Lender, Borrowers shall pay to such Lender such amount or amounts as shall be sufficient to compensate it for any loss, cost, or expense (excluding loss of anticipated profits) incurred by it as a result of:

         (a) any payment, prepayment, or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 8.1) on a date other than the last day of the Interest Period for such Loan; or

         (b) any failure by Borrowers for any reason (including, without limitation, the failure of any condition precedent specified in Article IV to be satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

         Section 3.7. Taxes.

         (a) Any and all payments by Borrowers to or for the account of any Lender or Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the Laws of which such Lender (or its Applicable Lending Office) or Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If Borrowers shall be required by Law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.7) such Lender or Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrowers shall make such deductions, and (iii) Borrowers shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law.

         (b) In addition, Borrowers agree to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

         (c) Borrowers agree to indemnify each Lender and Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.7) paid by such Lender or Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

         (d) Each Lender organized under the Laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by Borrowers or Agent (but only so long as such Lender remains lawfully able to do so), shall provide Borrowers and Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Documents.

         (e) For any period with respect to which a Lender has failed to provide Borrowers and Agent with the appropriate form pursuant to Section 3.7(d) (unless such failure is due to a change in treaty, Law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 3.7(a) or 3.7(b) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, Borrowers shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

         (f) If Borrowers are required to pay additional amounts to or for the account of any Lender pursuant to this Section 3.7, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender and in the event Lender is reimbursed for an amount paid by Borrowers pursuant to this Section 3.7, it shall promptly return such amount to Borrowers.

         (g) Within thirty (30) days after the date of any payment of Taxes, Borrowers shall furnish to Agent the original or a certified copy of a receipt evidencing such payment.

         (h) Without prejudice to the survival of any other agreement of Borrowers hereunder, the agreements and obligations of Borrowers contained in this Section 3.7 shall survive the termination of the Commitment and the payment in full of the Notes.

         Section 3.8. Compensation Procedure. Any Lender or LC Issuer notifying Borrowers of the incurrence of additional costs under Sections 3.2 through 3.7 shall in such notice to Borrowers and Agent set forth in reasonable detail the basis and amount of its request for compensation; provided, that the determination of such amount shall be made in good faith. Determinations and allocations by each Lender or LC Issuer for purposes of Sections 3.2 through
3.7 of the effect of any change in applicable laws, treaties, rules or regulations or in the interpretation or administration thereof, any losses or expenses incurred by reason of the liquidation or reemployment of deposits or other funds, any Taxes imposed, or the effect of capital maintained on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under Sections 3.2 through 3.7, shall be conclusive and binding for all purposes, absent manifest error. Any request for compensation under this Section 3.8 shall be paid by Borrowers within thirty
(30) Business Days of the receipt by Borrowers of the notice described in this
Section 3.8. Notwithstanding the foregoing, the Borrowers shall not be obligated to compensate any Lender pursuant to Sections 3.2 through 3.7 for any amounts attributable to a period more than 180 days prior to the giving of notice by such Lender to the Borrowers of its intention to seek compensation under any such Section.

                  ARTICLE IV - Conditions Precedent to Lending

         Section 4.1. Documents to be Delivered. No Lender has any obligation to make its first Loan, and LC Issuer has no obligation to issue the first Letter of Credit unless Agent shall have received all of the following, duly executed and delivered and in form, substance and date satisfactory to Agent:

               (a) This Agreement and any other documents that Lenders are to execute in connection herewith.

               (b) Each Note.

               (c) Each Security Document listed in the Security Schedule.

               (d) Certain certificates of Related Persons including:

                    (i) An "Omnibus Certificate" of the Secretary of each
               Related Person (other than Vista) which shall contain the names and signatures of the officers of such Related Person authorized to execute Loan Documents and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: (1) a copy of resolutions duly adopted by the Board of Directors of such Related Person and in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, (2) a copy of the charter documents of such Related Person and all amendments thereto, certified by the appropriate official of such Related Person's state of organization, (3) a copy of any bylaws of such Related Person, and (4) a copy of the limited partnership agreement of Vista and all amendments thereto and a copy of Vista's Certificate of Limited Partnership certified by the Secretary of State of Texas; and

                    (ii) A "Compliance Certificate" of the Chairman of the
               Board or President and of the chief financial officer of Parent, Midland and General Partner, of even date with such Loan or such Letter of Credit, in which such officers certify to the satisfaction of the conditions set out in subsections (a), (b),
               (c) and (d) of Section 4.2, after giving effect to the Acquisition and such Loan or such Letter of Credit.

               (e) A certificate (or certificates) of the due formation, valid existence and good standing of each Related Person in its state of organization, issued by the appropriate authorities of such jurisdiction, and certificates of each Related Person's good standing and due qualification to do business, issued by appropriate officials in any states in which such Related Person owns property subject to Security Documents.

               (f) The following opinions: (i) a favorable opinion of Vinson & Elkins L.L.P., counsel for Related Persons, substantially in the form set forth in Exhibit F; (ii) to the extent an opinion is delivered by counsel to IP in connection with the Acquisition, a letter from such counsel permitting Agent, each Lender and their counsel to rely on the opinions provided by such counsel in connection with the consummation of the Acquisition; (iii) an opinion of Hinkle, Cox, Eaton, Coffield, & Hensley, L.L.P., special New Mexico counsel to Agent, favorably opining as to such matters as Agent may request.

               (g) The Initial Reserve Report and the Initial Financial Statements.

               (h) Payment of all commitment, facility, agency and other fees required to be paid to any Lender Party pursuant to any Loan Documents or any commitment agreement heretofore entered into.

               (i) Title opinions in form, substance and authorship satisfactory to Agent, concerning not less than 70% of the proved oil and gas properties of Related Persons, including the properties to be acquired in the Acquisition.

               (j) Evidence satisfactory to Agent that each of the Borrowers is in compliance with the insurance requirements of Section 6.8.

               (k) Duly executed and delivered copies of the Acquisition Documents and all conveyances, lien releases and other documents and instruments executed in connection therewith.

               (l) Evidence satisfactory to Agent that the Related Persons shall have consummated the Acquisition as contemplated by the Acquisition Documents.

               (m) All representations and warranties made by any Person in any Acquisition Document shall be true in all material respects on and as of the date of such Loan or the date of issuance of such Letter of Credit.

               (n) Evidence satisfactory to Agent that the obligations under the Existing Credit Agreement will be repaid with proceeds of the initial Loan and that provision has been made for all Liens securing the Debt owing to Union Bank of California, N.A., as agent, to either be transferred to Agent or released to the satisfaction of Agent.

          Section 4.2. Additional Conditions Precedent. No Lender has any obligation to make any Loan (including its first), and LC Issuer has no obligation to issue, extend or amend any Letter of Credit (including its first), unless the following conditions precedent have been satisfied:

               (a) All representations and warranties made by any Related Person in any Loan Document shall be true on and as of the date of such Loan or the date of issuance, extension or amendment of such Letter of Credit (except to the extent that the facts upon which such representations and warranties are based have been changed by the extension of credit hereunder) as if such representations and warranties had been made as of the date of such Loan or the date of issuance, extension or amendment of such Letter of Credit, as applicable (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

               (b) No Default shall exist at the date of such Loan or the date of issuance, extension or amendment of such Letter of Credit, as applicable.

               (c) After giving effect to all Loans and Letters of Credit requested to be issued, extended or amended on such day, the Facility Usage does not exceed the Borrowing Base in effect on such day.

               (d) No Material Adverse Change shall have occurred to, and no event or circumstance shall have occurred that could reasonably be expected to cause a Material Adverse Change to Parent's Consolidated financial condition or businesses.

               (e) Agent shall have received all documents and instruments which Agent has then reasonably requested, in addition to those described in Section 4.1 (including opinions of legal counsel for Related Persons and Agent; corporate and partnership documents and records; documents evidencing governmental authorizations, consents, approvals, licenses and exemptions; and certificates of public officials and of officers, partners and representatives of Related Persons and other Persons), as to (i) the accuracy and validity of or compliance with all representations, warranties and covenants made by any Related Person in this Agreement and the other Loan Documents,
          (ii) the satisfaction of all conditions contained herein or therein, and (iii) all other matters pertaining hereto and thereto. All such additional documents and instruments shall be reasonably satisfactory to Agent in form, substance and date.

                   ARTICLE V - Representations and Warranties

          To confirm each Lender Party's understanding concerning Related Persons and Related Persons' businesses, properties and obligations and to induce each Lender Party to enter into this Agreement and to extend credit hereunder, Parent and Borrowers represent and warrant to each Lender Party that:

          Section 5.1. No Default. No Related Person is in default in the performance of any of the covenants and agreements contained in any Loan Document. No event has occurred and is continuing which constitutes a Default.

          Section 5.2. Organization and Good Standing. Each Related Person is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, having all powers required to carry on its business and enter into and carry out the transactions contemplated hereby. Each Related Person is duly qualified, in good standing, and authorized to do business in all other jurisdictions within the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary except where a failure to do so could not reasonably be expected to cause a Material Adverse Change. Each Related Person has taken all actions and procedures customarily taken in order to enter, for the purpose of conducting business or owning property, each jurisdiction outside the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such actions and procedures desirable, except where a failure to do so could not reasonably be expected to cause a Material Adverse Change.

         Section 5.3. Authorization. Each Related Person has duly taken all action necessary to authorize the execution and delivery by it of the Loan Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder. Each Borrower is duly authorized to borrow funds hereunder. Each other Related Person is authorized to guaranty the Obligations.

         Section 5.4. No Conflicts or Consents. The execution and delivery by the various Related Persons of the Loan Documents to which each is a party, the performance by each of its obligations under such Loan Documents, and the consummation of the transactions contemplated by the various Loan Documents, do not and will not (i) conflict with any provision of (1) any Law, (2) the organizational documents of any Related Person, or (3) any material agreement, judgment, license, order or permit applicable to or binding upon any Related Person, (ii) result in the acceleration of any Debt owed by any Related Person,
(iii) result in or require the creation of any Lien upon any assets or properties of any Related Person, or (iv) result in or require the creation of any guaranty by any Related Person of any Debt of any other Person except for the guaranties listed in the Security Schedule. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, any Tribunal or third party is required in connection with the execution, delivery or performance by any Related Person of any Loan Document or to consummate any transactions contemplated by the Loan Documents.

         Section 5.5. Enforceable Obligations. This Agreement is, and the other Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of each Related Person which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights.

         Section 5.6. Initial Financial Statements. The Initial Financial Statements fairly present Parent's Consolidated financial position at the respective dates thereof and the Consolidated results of Parent's operations and Parent's Consolidated cash flows for the respective periods thereof. Since the date of the audited annual Initial Financial Statements, no Material Adverse Change has occurred, except as reflected in the quarterly Initial Financial Statements or in Disclosure Schedule. All Initial Financial Statements were prepared in accordance with GAAP.

         Section 5.7. Other Obligations and Restrictions. No Related Person has any outstanding Debt of any kind (including contingent obligations, tax assessments, and unusual forward or long-term commitments) which is, in the aggregate, material to such Related Person or material with respect to Related Persons' Consolidated financial condition and not shown in the Initial Financial Statements or disclosed in the Disclosure Schedule or a Disclosure Report. Except as shown in the Initial Financial Statements or disclosed in the Disclosure Schedule or a Disclosure Report, no Related Person is subject to or restricted by any franchise, contract, deed, charter restriction, or other instrument or restriction which could reasonably be expected to cause a Material Adverse Change.

         Section 5.8. Full Disclosure. No certificate, statement or other written information delivered herewith or heretofore by any Related Person to any Lender Party in connection with the negotiation of this Agreement or in connection with any transaction contemplated hereby (as modified or supplemented by other information so furnished) when considered as a whole contains any untrue statement of a material fact or omits to state any material fact known to any Related Person (other than industry-wide risks normally associated with the types of businesses conducted by Related Persons) necessary to make the statements contained herein or therein not misleading as of the date made or deemed made. There is no fact known to any Related Person (other than industry-wide risks normally associated with the types of businesses conducted by Related Persons) that has not been disclosed to each Lender Party in writing which could reasonably be expected to cause a Material Adverse Change. There are no statements or conclusions in any Reserve Report which are based upon or include misleading information or fail to take into account material information known to any Related Person regarding the matters reported therein, it being understood that each Reserve Report is necessarily based upon professional opinions, estimates and projections and that no Related Person warrants that such opinions, estimates and projections will ultimately prove to have been accurate. Borrowers have heretofore delivered to each Lender Party true, correct and complete copies of the Initial Financial Statements and the Initial Reserve Report.

         Section 5.9. Litigation. Except as disclosed in the Initial Financial Statements or in the Disclosure Schedule: (i) there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the knowledge of any Related Person threatened, against any Related Person before any Tribunal which could reasonably be expected to cause a Material Adverse Change, and (ii) there are no outstanding judgments, injunctions, writs, rulings or orders by any such Tribunal against any Related Person or any Related Person's stockholders, partners, directors or officers which could reasonably be expected to cause a Material Adverse Change.

         Section 5.10. Labor Disputes and Acts of God. Except as disclosed in the Disclosure Schedule or a Disclosure Report, neither the business nor the properties of any Related Person has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), which could reasonably be expected to cause a Material Adverse Change.

         Section 5.11. ERISA Plans and Liabilities. All currently existing ERISA Plans are listed in the Disclosure Schedule or a Disclosure Report. Except as disclosed in the Initial Financial Statements or in the Disclosure Schedule or a Disclosure Report, no Termination Event has occurred with respect to any ERISA Plan and all ERISA Affiliates are in compliance with ERISA in all material respects. No ERISA Affiliate is required to contribute to, or has any other absolute or contingent liability in respect of, any "multiemployer plan" as defined in Section 4001 of ERISA. Except as set forth in the Disclosure Schedule or a Disclosure Report: (i) no "accumulated funding deficiency" (as defined in Section 412(a) of the Internal Revenue Code of 1986, as amended) exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate, and (ii) the current value of each ERISA Plan's benefits does not exceed the current value of such ERISA Plan's assets available for the payment of such benefits by more than $10,000.

         Section 5.12. Environmental and Other Laws. Related Persons are conducting their businesses in compliance with all applicable Laws, including without limitation all applicable Environmental Laws, and have and are in compliance with all licenses and permits required under any such Laws, except where a failure to do so could not reasonably be expected to cause a Material Adverse Change. Except as disclosed in the Disclosure Schedule, (a) none of the operations or properties of any Related Person is the subject of federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release of any Hazardous Materials into the environment or to the improper storage or disposal (including storage or disposal at offsite locations) of any Hazardous Materials; (b) no Related Person (and to the knowledge of Borrowers, no other Person) has filed any notice under any Law indicating that any Related Person is responsible for the improper release into the environment, or the improper storage or disposal, of any material amount of any Hazardous Materials or that any Hazardous Materials have been improperly released, or are improperly stored or disposed of, upon any property of any Related Person, except where such release, storage or disposal could not reasonably be expected to cause a Material Adverse Change; (c) no Related Person has transported or arranged for the transportation of any Hazardous Material to any location which is (i) listed on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, listed for possible inclusion on such National Priorities List by the Environmental Protection Agency in its Comprehensive Environmental Response, Compensation and Liability Information System List, or listed on any similar state list or (ii) the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against any Related Person for clean-up costs, remedial work, damages to natural resources or for personal injury claims (whether under Environmental Laws or otherwise); and (e) no Related Person otherwise has any known material contingent liability under any Environmental Laws or in connection with the release into the environment, or the storage or disposal, of any Hazardous Materials.

         Section 5.13. Names and Places of Business. No Related Person has, during the preceding five (5) years, had, been known by, or used any other corporate, partnership, trade or fictitious name, except as disclosed in the Disclosure Schedule. Except as otherwise indicated in the Disclosure Schedule or a Disclosure Report, the chief executive office and principal place of business of each Related Person are (and for the preceding five years have been) located at the address of Vista set forth on the signature pages hereto. Except as indicated in the Disclosure Schedule or a Disclosure Report, no Related Person has any other office or place of business.

         Section 5.14. Subsidiaries. None of Borrowers or Parent presently has any Subsidiary or owns any stock in any other corporation or association except those listed in the Disclosure Schedule or a Disclosure Report. No Related Person is a member of any general or limited partnership, joint venture or association of any type whatsoever except those listed in the Disclosure Schedule or a Disclosure Report. Except as otherwise revealed in a Disclosure Report, Parent and each Borrower owns, directly or indirectly, the equity interest in each of its Subsidiaries which is indicated in the Disclosure Schedule.

         Section 5.15. Title to Properties; Licenses. Each Related Person has good and defensible title to all of its material properties and assets, free and clear of all Prohibited Liens and of all impediments to the use of such properties and assets in such Related Person's business, except that no representation or warranty is made with respect to any oil, gas or mineral property or interest to which no proved oil or gas reserves are properly attributed. Other than Liens permitted under Section 7.02, each Related Person will respectively own in the aggregate, in all material respects, the net interests in production attributable to the wells and units evaluated in the Initial Reserve Reports. The ownership of such Properties shall not in the aggregate in any material respect obligate such Related Person to bear the costs and expenses relating to the maintenance, development and operations of such Properties in an amount materially in excess of the working interest of such Properties set forth in the Initial Reserve Reports. Each Related Person has paid all royalties payable under the oil and gas leases to which it is operator, except those contested in accordance with the terms of the applicable joint operating agreement or otherwise contested in good faith by appropriate proceedings. Upon delivery of each Reserve Report furnished to the Lenders pursuant to Section 6.02, the statements made in the preceding sentences of this Section 5.15 shall be true with respect to such Reserve Reports. Each Related Person possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, and other intellectual property (or otherwise possesses the right to use such intellectual property without violation of the rights of any other Person) which are necessary to carry out its business as presently conducted and as presently proposed to be conducted hereafter, and no Related Person is in violation in any material respect of the terms under which it possesses such intellectual property or the right to use such intellectual property.

         Section 5.16. Government Regulation. Neither of the Borrowers nor any other Related Person owing Obligations is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940 (as any of the preceding acts have been amended) or any other Law which regulates the incurring by such Person of Debt, including Laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services.

         Section 5.17. Insider. No Related Person, nor any Person having "control" (as that term is defined in 12 U.S.C. Section 375b(9) or in regulations promulgated pursuant thereto) of any Related Person, is a "director" or an "executive officer" or "principal shareholder" (as those terms are defined in 12 U.S.C. Section 375b(8) or (9) or in regulations promulgated pursuant thereto) of any Lender Party, of a bank holding company of which any Lender Party is a Subsidiary or of any Subsidiary of a bank holding company of which any Lender Party is a Subsidiary.

         Section 5.18. Material Agreements. No Related Person is in default in any material respect under any material partnership agreement, indenture, promissory note, contract, lease, loan agreement, mortgage, deed of trust, security agreement, license, permit, franchise or other agreement or obligation to which it is a party or by which any of its properties is bound, and such Related Person is not a party to or bound by any material contracts or agreements other than those disclosed on the Disclosure Schedule.

         Section 5.19. Solvency. Upon giving effect to the issuance of the Notes, the execution of the Loan Documents by each Related Person and the consummation of the transactions contemplated hereby, each Related Person will be "solvent" on the date hereof (as such term is used in applicable bankruptcy, liquidation, receivership, insolvency or similar Laws). Each Related Person's capital is adequate for the businesses in which such Related Person is engaged and intends to be engaged. No Related Person has incurred (whether hereby or otherwise), nor does any Related Person intend to incur or believe that it will incur, debts which will be beyond its ability to pay as such debts mature.

          Section 5.20. No Financing of Regulated Corporate Takeovers. No proceeds of any Loans will be used to acquire any security in any transaction which is subject to Sections 13 or 14 of the Securities Exchange Act of 1934, including particularly (but without limitation) Sections 13(d) and 14(d) thereof.

                       ARTICLE VI - Affirmative Covenants

          To conform with the terms and conditions under which each Lender Party is willing to have credit outstanding to Borrowers, and to induce each Lender Party to enter into this Agreement and extend credit hereunder, Parent and Borrowers warrant, covenant and agree that until the full and final payment of the Obligations and the termination of this Agreement, unless Required Lenders have previously agreed otherwise:

          Section 6.1. Payment and Performance. Each Related Person will pay all amounts due under the Loan Documents in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition expressed or implied in the Loan Documents. such Related Person will cause each other Related Person to observe, perform and comply with every such term, covenant and condition.

          Section 6.2. Books, Financial Statements and Reports. Each Related Person will at all times maintain full and accurate books of account and records. Parent will maintain and will cause its Subsidiaries to maintain a standard system of accounting, will maintain its Fiscal Year, and will furnish the following statements and reports to each Lender Party at Parent's expense:

               (a) As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year, complete Consolidated and consolidating financial statements of Parent together with all notes thereto, prepared in reasonable detail in accordance with GAAP, together with an opinion, based on an audit using generally accepted auditing standards, by Arthur Anderson & Co. or another of the five nationally recognized firms of, or other independent certified public accountants selected by Parent and acceptable to Agent, stating that such Consolidated financial statements have been so prepared. These financial statements shall contain a Consolidated and consolidating balance sheet as of the end of such Fiscal Year and Consolidated and consolidating statements of earnings, of cash flows, and of changes in owners' equity or partner's capital, as applicable, for such Fiscal Year, each setting forth in comparative form the corresponding figures for the preceding Fiscal Year.

               (b) As soon as available, and in any event within sixty (60) days after the end of each of the first three (3) Fiscal Quarters in each Fiscal Quarter, Parent's Consolidated and consolidating balance sheet as of the end of such Fiscal Quarter and Consolidated and consolidating statements of Parent's earnings and cash flows for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, all in reasonable detail and prepared in accordance with GAAP, subject to changes resulting from normal year-end adjustments. In addition, Parent will, together with each such set of financial statements furnished under this subsection (b) and each set of financial statements furnished under subsection (a) of this section, furnish a certificate in the form of Exhibit D signed by the chief financial officer of Parent stating that such financial statements fairly present Parent's Consolidated financial position at the date thereof and Consolidated results of operation for the period thereof (subject to normal year-end adjustments), stating that he has reviewed the Loan Documents, containing calculations showing compliance (or non-compliance) at the end of such Fiscal Quarter with the requirements of Sections 7.11 and 7.12 and stating that no Default exists at the end of such Fiscal Quarter or at the time of such certificate or specifying the nature and period of existence of any such Default.

               (c) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by any Related Person to its stockholders and all registration statements, periodic reports and other statements and schedules filed by any Related Person with any securities exchange, the SEC or any similar governmental authority.

               (d) By February 28 of each year, an Reserve Report prepared as of the preceding December 31 by independent petroleum engineers chosen by Related Persons and acceptable to Required Lenders, concerning all oil and gas properties and interests owned by any Related Person which are located in or offshore of the United States and which have attributable to them proved oil or gas reserves. This report shall be reasonably satisfactory to Agent, shall contain sufficient information to enable Borrowers to meet the reporting requirements concerning oil and gas reserves contained in Regulations S-K and S-X promulgated by the SEC, shall take into account any "over-produced" status under gas balancing arrangements, and shall contain information and analysis comparable in scope to that contained in the Initial Reserve Report. Accompanying such report, Borrowers shall deliver a report reflecting, since the date reflected in the most recent report delivered pursuant to this clause (d) or pursuant to the following clause (e), the following (i) all property sales and pending property sales identifying the property and sale price therefor, (ii) all property purchases and pending property purchases identifying the property and the purchase price therefor, and (iii) additional changes in properties in each category from such previous report (i.e.: proven undeveloped, proven developed non-producing, or proven producing). This report shall distinguish (or shall be delivered together with a certificate from an appropriate officer of Related Persons which distinguishes) those properties treated in the report which are Collateral from those properties treated in the report which are not Collateral.

               (e) By August 31 of each year, an engineering report prepared as of the preceding June 30 by petroleum engineers who are employees of Related Persons, together with an accompanying report on property sales, property purchases and changes in categories, both in the same form and scope as the reports in (d) above.

               (f) As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year, a business and financial plan for Related Persons (in form reasonably satisfactory to Agent), prepared by the chief financial officer of Parent, setting forth for the first year thereof, quarterly financial projections and budgets for Related Persons, and thereafter yearly financial projections and budgets during period through the Maturity Date.

               (g) As soon as available, and in any event within fifteen (15) Business Days after the end of each Fiscal Quarter, a report describing by lease or unit the gross volume of production and sales attributable to production during such month from the properties described in subsection (d) above and describing the related severance taxes, other taxes, leasehold operating expenses and capital costs attributable thereto and incurred during such month.

               (h) As soon as available, and in any event within sixty (60) days after the end of each Fiscal Quarter, a report setting forth volumes, prices and margins for all marketing activities of Borrowers and the other Related Persons and a report of all Hedging Contracts in such detail as Agent may request.

               (i) Within fifteen (15) days after any material adverse change occurs in insurance coverage by such Related Person, a report describing such change, and, within ninety (90) days after the end of each Fiscal Year, a new insurance certificate, naming Agent as an additional insured or loss payee, as appropriate.

          Section 6.3. Other Information and Inspections. Each Related Person will furnish to each Lender Party any information which Agent may from time to time reasonably request concerning any covenant, provision or condition of the Loan Documents or any matter in connection with Related Persons' businesses and operations. Each Related Person will permit representatives appointed by Agent (including independent accountants, auditors, agents, attorneys, appraisers and any other Persons) to visit and inspect any of such Related Person's property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain, and each Related Person shall permit Agent or its representatives to investigate and verify the accuracy of the information furnished to Agent or any Lender in connection with the Loan Documents and to discuss all such matters with its officers, partners, employees and representatives.

          Section 6.4. Notice of Material Events and Change of Address. Borrowers will promptly notify each Lender Party in writing of:

               (a) the occurrence of any Material Adverse Change,

               (b) the occurrence of any Default,

               (c) the acceleration of the maturity of any Debt owed by any Related Person or of any default by any Related Person under any indenture, mortgage, agreement, contract or other instrument to which any of them is a party or by which any of them or any of their properties is bound, if such acceleration or default could cause a Material Adverse Change,

               (d) the occurrence of any Termination Event,

               (e) any claim of $50,000 or more, any notice of potential liability under any Environmental Laws which might exceed such amount, or any other material adverse claim asserted against any Related Person or with respect to any Related Person's properties, and

               (f) the filing of any suit or proceeding against any Related Person in which an adverse decision could cause a Material Adverse Change.

Upon the occurrence of any of the foregoing, Related Persons will take all necessary or appropriate steps to remedy promptly any such Material Adverse Change, Default, acceleration, default or Termination Event, to protect against any such adverse claim, to defend any such suit or proceeding, and to resolve all controversies on account of any of the foregoing. Borrowers will also notify Agent and Agent's counsel in writing at least twenty Business Days prior to the date that any Related Person changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records concerning the Collateral, furnishing with such notice any necessary financing statement amendments or requesting Agent and its counsel to prepare the same.

          Section 6.5. Maintenance of Properties.

          (a) Each Related Person will (i) do or cause to be done all things reasonably necessary to preserve and keep in good repair, working order and efficiency (ordinary wear and tear excepted) all of the properties owned by each Related Person, including without limitation, all equipment, machinery and facilities, and (ii) make all the reasonably necessary repairs, renewals and replacements so that at all times the state and condition of the properties owned by each Related Person will be fully preserved and maintained (ordinary wear and tear excepted), except to the extent a portion of such properties are oil and gas properties no longer capable of producing hydrocarbons in economically reasonable amounts.

          (b) Each Related Person will promptly pay and discharge or cause to be paid and discharged all delay rentals, royalties, expenses and indebtedness accruing under, and perform or cause to be performed each and every act, matter or thing required by, each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its properties and will do all other things necessary to keep unimpaired (other than impairments resulting from Permitted Liens) each Related Person's rights with respect thereto and prevent any forfeiture thereof or a default thereunder, except to the extent a portion of oil and gas properties is no longer capable of producing hydrocarbons in economically reasonable amounts.

          (c) Each Related Person will operate its properties or cause or use commercially reasonable efforts to cause such properties to be operated in a prudent and efficient manner in accordance with the practices of the industry and in compliance in all material respects with all applicable contracts and agreements and in compliance in all material respects with all laws.

         Section 6.6. Maintenance of Existence and Qualifications. Each Related Person will maintain and preserve its existence and its rights and franchises in full force and effect and will qualify to do business in all states or jurisdictions where required by applicable Law, except (i) for any Related Person which ceases to exist as a result of a merger, consolidation or other transaction permitted under Section 7.4 or (ii) where the failure so to qualify will not cause a Material Adverse Change.

         Section 6.7. Payment of Trade Debt, Taxes, etc. Each Related Person will (a) timely file all required tax returns; (b) timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property; (c) no later than the earlier of (i) 60 days after the due date thereof or (ii) one hundred twenty (120) days after the original invoice or billing date therefor, pay all Debt owed by it on ordinary trade terms to vendors, suppliers and other Persons providing goods and services used by it in the ordinary course of its business; (d) pay and discharge when due all other Debt now or hereafter owed by it; and (e) maintain appropriate accruals and reserves for all of the foregoing in accordance with GAAP. Each Related Person may, however, delay paying or discharging any of the foregoing so long as it is a Contested Claim.

         Section 6.8. Insurance. Each Related Person will keep or cause to be kept insured by financially sound and reputable insurers its property in accordance with the Insurance Schedule. Upon demand by Agent any insurance policies covering Collateral shall be endorsed (a) to provide for payment of losses to Agent as its interests may appear, (b) to provide that such policies may not be canceled or reduced or affected in any material manner for any reason without fifteen days prior notice to Agent, (c) to provide for any other matters specified in any applicable Security Document or which Agent may reasonably require; and (d) to provide for insurance against fire, casualty and any other hazards normally insured against, in the amount of the full value (less a reasonable deductible not to exceed amounts customary in the industry for similarly situated businesses and properties) of the property insured. Each Related Person shall at all times maintain insurance against its liability for injury to persons or property in accordance with the Insurance Schedule, which insurance shall be by financially sound and reputable insurers.

         Section 6.9. Performance on Related Persons' Behalf. If any Related Person fails to pay any taxes, insurance premiums, expenses, attorneys' fees or other amounts it is required to pay under any Loan Document, then, unless the same is a Contested Claim, Agent may pay the same. Borrowers shall immediately reimburse Agent for any such payments and each amount paid by Agent shall constitute an Obligation owed hereunder which is due and payable on the date such amount is paid by Agent.

         Section 6.10. Interest. Parent and Borrowers hereby jointly and severally promise to each Lender Party to pay interest at the Default Rate on all Obligations (including Obligations to pay fees or to reimburse or indemnify any Lender Party) which any Related Person has in this

Agreement promised to pay to such Lender Party and which are not paid when due. Such interest shall accrue from the date such Obligations become due until they are paid.

         Section 6.11. Compliance with Agreements and Law. Each Related Person will perform all material obligations it is required to perform under the terms of each indenture, mortgage, deed of trust, security agreement, lease, franchise, agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound. Each Related Person will conduct its business and affairs in compliance in all material respects with all Laws applicable thereto.

         Section 6.12. Environmental Matters; Environmental Reviews.

         (a) Except where a failure to do so could not reasonably be expected to cause a Material Adverse Change, each Related Person will comply with all Environmental Laws now or hereafter applicable to such Related Person, as well as all contractual obligations and agreements with respect to environmental remediation or other environmental matters and shall obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other authorizations necessary for its operations and will maintain such authorizations in full force and effect.

         (b) Each Related Person will promptly furnish to Agent all written notices of violation, orders, claims, citations, complaints, penalty assessments, suits or other proceedings received by any Related Person, or of which it has notice, pending or threatened against any Related Person, by any governmental authority with respect to any alleged material violation of or material non-compliance with any Environmental Laws or any permits, licenses or authorizations in connection with its ownership or use of its properties or the operation of its business.

         (c) Each Related Person will promptly furnish to Agent all requests for information, notices of claim, demand letters, and other notifications, received by any Related Person in connection with its ownership or use of its properties or the conduct of its business, relating to potential responsibility with respect to any investigation or clean-up of Hazardous Material in any material amount at any location.

         Section 6.13. ERISA Compliance. Each Related Person will (i) make prompt payment of all contributions required under its ERISA Plans and required to meet the minimum funding standard set forth in ERISA with respect to its ERISA Plans, (ii) within 30 days after the filing thereof, furnish to Lender each annual report/return (Form 5500 Series), as well as all schedules and attachments required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA, and the regulations promulgated thereunder, in connection with each of its ERISA Plans for each ERISA Plan year, and (iii) notify Lender immediately of any fact, including, but not limited to, any Reportable Event arising in connection with any of its ERISA Plans, which might constitute grounds for termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer such ERISA Plans, together with a statement, if requested by Lender, as to the reason therefor and the action, if any, proposed to be taken with respect thereto.

         Section 6.14. Subordination of Affiliate Obligations. Parent and Borrowers agree and covenant that until such time as (i) Lenders have received full and final payment of the Notes and (ii) all Obligations have been performed in their entirety, all indebtedness, liability and obligations of any type (the "Affiliate Obligations") of such Related Person to any other Related Person or any Affiliate of such Related Person, shall be, and hereby are made, subordinate and inferior to all Debt, Obligations and liability of any Related Person to Lenders. Upon the occurrence and continuation of an Event of Default, no Affiliate Obligation may be paid by such Related Person until the Obligations have been repaid in full in cash. If, after the occurrence and during the continuation of an Event of Default, any Related Person or any Affiliate of such Related Person receives payment of any Affiliate Obligations, such Related Person or Affiliate shall hold such proceeds in trust for Lenders and shall immediately remit same to Agent for the account of the Lenders for application against the Obligations.

         Section 6.15. Agreement to Deliver Security Documents. Parent and Borrowers agree to deliver and to cause each other Related Person to deliver, to further secure the Obligations whenever requested by Agent in its sole and absolute discretion, exercised in good faith, deeds of trust, mortgages, chattel mortgages, security agreements, financing statements and other Security Documents in form and substance reasonably satisfactory to Agent for the purpose of granting, confirming, and perfecting first and prior liens or security interests in any properties or assets now owned or hereafter acquired by any Related Person as may be necessary to provide coverage of not less than 80% of the aggregate and discounted net present value (based on the most recent Reserve Report) of proved oil and gas properties of Related Persons. Borrower also agrees to deliver, whenever requested by Agent in its sole and absolute discretion, exercised in good faith, favorable title opinions from legal counsel acceptable to Agent with respect to any Related Person's properties and interests designated by Agent, as may be necessary to provide to the coverage of not less than seventy percent (70%) of the aggregate value of proved oil and gas properties owned by Borrowers collectively, based upon abstract or record examinations to dates acceptable to Agent and (i) stating that such Related Person has good and defensible title to such properties and interests, free and clear of all Liens other than Permitted Liens, (ii) confirming that such properties and interests are subject to Security Documents securing the Obligations that constitute and create legal, valid and duly perfected first deed of trust or mortgage liens in such properties and interests and first priority assignments of and security interests in the oil and gas attributable to such properties and interests and the proceeds thereof, and (iii) covering such other matters as Agent may reasonably request. Without limiting the foregoing, Parent and Borrowers agree to furnish and to cause each Related Person to furnish to Agent supplemental title opinions in form, substance and authorship satisfactory to Agent within 45 days after closing supplementing the title opinions referenced on Schedule 5 hereto.

         Section 6.16. Perfection and Protection of Security Interests and Liens. Parent and Borrowers will from time to time deliver, and will cause each other Related Person from time to time to deliver, to Agent any financing statements, continuation statements, extension agreements and other documents, properly completed and executed (and acknowledged when required) by Related Persons in form and substance reasonably satisfactory to Agent, which Agent reasonably requests for the purpose of perfecting, confirming, or protecting any Liens or other rights in Collateral securing any Obligations.

         Section 6.17. Bank Accounts; Offset. To secure the repayment of the Obligations, Parent and Borrowers hereby grant to each Lender Party a security interest, a lien, and a right of offset, each of which shall be in addition to all other interests, liens, and rights of any Lender Party at common law, under the Loan Documents, or otherwise, and each of which shall be upon and against
(a) any and all moneys, securities or other property (and the proceeds therefrom) of Parent or either Borrower now or hereafter held or received by or in transit to any Lender Party from or for the account of Parent or either Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, (b) any and all deposits (general or special, time or demand, provisional or final) of Parent or either Borrower with any Lender Party, and
(c) any other credits and claims of Parent or either Borrower at any time existing against any Lender Party, including claims under certificates of deposit. At any time and from time to time after the occurrence of any Event of Default, each Lender Party is hereby authorized to foreclose upon, or to offset against the Obligations then due and payable (in either case without notice to Parent or either Borrower), any and all items hereinabove referred to. The remedies of foreclosure and offset are separate and cumulative, and either may be exercised independently of the other without regard to procedures or restrictions applicable to the other.

         Section 6.18. Guaranties of Subsidiaries. Each Subsidiary of Parent, other than Borrowers, now existing or created, acquired or coming into existence after the date hereof shall, promptly upon request by Agent, execute and deliver to Agent an absolute and unconditional guaranty of the timely repayment of the Obligations and the due and punctual performance of the obligations of Borrowers hereunder, which guaranty shall be reasonably satisfactory to Agent in form and substance. Parent will cause each such Subsidiary to deliver to Agent, simultaneously with its delivery of such a guaranty, written evidence satisfactory to Agent and its counsel that such Subsidiary has taken all corporate or partnership action necessary to duly approve and authorize its execution, delivery and performance of such guaranty and any other documents which it is required to execute.

         Section 6.19. Production Proceeds. Notwithstanding that, by the terms of the various Security Documents, Related Persons are and will be assigning to Agent and Lenders all of the "Production Proceeds" (as defined therein) accruing to the property covered thereby, so long as no Event of Default has occurred Related Persons may continue to receive from the purchasers of production all such Production Proceeds, subject, however, to the Liens created under the Security Documents, which Liens are hereby affirmed and ratified. Upon the occurrence of an Event of Default, Agent and Lenders may exercise all rights and remedies granted under the Security Documents, including the right to obtain possession of all Production Proceeds then held by Related Persons or to receive directly from the purchasers of production all other Production Proceeds. In no case shall any failure, whether purposed or inadvertent, by Agent or Lenders to collect directly any such Production Proceeds constitute in any way a waiver, remission or release of any of their rights under the Security Documents, nor shall any release of any Production Proceeds by Agent or Lenders to Related Persons constitute a waiver, remission, or release of any other Production Proceeds or of any rights of Agent or Lenders to collect other Production Proceeds thereafter.

                        ARTICLE VII - Negative Covenants

         To conform with the terms and conditions under which each Lender Party is willing to have credit outstanding to Borrowers, and to induce each Lender Party to enter into this Agreement and make the Loans, Parent and Borrowers warrant, covenant and agree that until the full and final payment of the Obligations and the termination of this Agreement, unless Required Lenders have previously agreed otherwise:

         Section 7.1. Restricted Debt. No Related Person will in any manner owe or be liable for Restricted Debt except:

         (a) the Obligations.

         (b) guaranties of Debt which is owed by the Borrowers to Lenders.

         (c) Debt in respect of Hedging Contracts permitted under Section 7.10.

         (d) Debt in respect of letters of credit, and applications and reimbursement agreements related thereto, issued for the account of any Related Person as security for an operator bond.

         (e) unsecured Debt among the Related Persons arising in the ordinary course of business.

         (f) Debt owing to Deas H. Warley in connection with the Warley Settlement Agreement dated effective as of March 27, 1998 (and any amendment, modification or renewal thereof, provided that the amount of such Debt shall not increase as a result thereof).

         (g) miscellaneous items of Restricted Debt not described in subsections (a), (b), (c), (d), (e) or (f) of this Section 7.1 which do not in the aggregate (taking into account all such Restricted Debt of all Related Persons) exceed $250,000 at any one time outstanding.

         Section 7.2. Limitations on Liens. No Related Person will create, assume or permit to exist any Lien upon any of the properties or assets which it now owns or hereafter acquires except:

               (i) as to property which is Collateral, any Liens expressly permitted under the Security Documents.

               (ii) as to property which is not Collateral, Permitted Liens.

         Section 7.3. Limitation on Mergers, Issuances of Securities. Except as expressly provided in this subsection, no Related Person will merge or consolidate with or into any other business entity or acquire by lease or merger all or any part of (i) the assets of any Person, other than assets of another Related Person or assets which do not have substantial value or (ii) the capital stock of any Person, other than capital stock of another Related Person. For purposes of this section, the term "substantial value" means property or assets which have a fair market value in excess of fifty percent (50%) of the fair market value of all the assets of the Parent and its Subsidiaries on a consolidated bases prior to including the assets then being acquired. Any Subsidiary of Parent may, however, be merged into or consolidated with (i) another Subsidiary of Parent (other than a Borrowers), so long as a Guarantor is the surviving business entity, (ii) a Borrower, so long as such Borrower is the surviving business entity, or (iii) Parent, so long as Parent is the surviving business entity and Borrower shall not be a party to such merger or consolidation. Parent will not issue any securities or any option, warrant or other right to acquire shares or other securities other than shares of its common stock and any options or warrants giving the holders thereof only the right to acquire such shares. No Subsidiary of Parent will issue any additional shares of its capital stock or other securities or any options, warrants or other rights to acquire such additional shares or other securities except to Parent and only to the extent not otherwise forbidden under the terms hereof. No Subsidiary of Parent or a Borrower which is a partnership will allow any diminution of Parent's or such Borrower's interest (direct or indirect) therein.

         Section 7.4. Limitation on Sales of Property. No Related Person will sell, transfer, lease, exchange, alienate or dispose of any of its assets or properties or any material interest therein except, to the extent not otherwise forbidden under the Security Documents:

         (a) equipment which is worthless or obsolete or which is replaced by equipment of equal suitability and value.

         (b) inventory (including oil and gas sold as produced and seismic data) which is sold in the ordinary course of business on ordinary trade terms.

         (c) oil and gas sold pursuant to contracts for the future sale of fixed quantities of oil and gas at fixed prices, so long as the contracting party and duration of the contract are acceptable to Required Lenders.

         (d) oil and gas sold pursuant to Hedging Contracts pursuant to Section 7.10.

         (e) other property which is sold for fair consideration not in the aggregate in excess of $500,000 during any period between successive Borrowing Base redeterminations, the sale of which will not materially impair or diminish either Borrower's financial condition, business or operations.

No Related Person will sell, transfer or otherwise dispose of capital stock of any of Parent's Subsidiaries. No Related Person will discount, sell, pledge or assign any notes payable to it, accounts receivable or future income except to the extent expressly permitted under the Loan Documents.

         Section 7.5. Limitation on Dividends and Redemptions. No Related Person will declare or pay any dividends on, or make any other distribution in respect of, any class of its capital stock or any partnership or other interest in it, nor will any Related Person directly or indirectly make any capital contribution to or purchase, redeem, acquire or retire any shares of the capital stock of or partnership interests in any Related Person (whether such interests are now or hereafter issued, outstanding or created), or cause or permit any reduction or retirement of the capital stock of any Related Person, except that each Related Person (other than the Parent) may make dividends or distributions to any of its shareholders or partners which are Related Persons.

         Section 7.6. Limitation on Investments and New Businesses. No Related Person will (i) make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business, (ii) engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its present businesses and operations, (iii) make any acquisitions of or capital contributions to or other investments in any Person, other than Permitted Investments, or (iv) make any significant acquisitions or investments in any properties or assets other than oil and gas properties.

         Section 7.7. Limitation on Credit Extensions. Except for Permitted Investments, no Related Person will extend credit, make advances or make loans other than normal and prudent extensions of credit to customers buying goods and services in the ordinary course of business, which extensions shall not be for longer periods than those extended by similar businesses operated in a normal and prudent manner.

         Section 7.8. Transactions with Affiliates. No Related Person will engage in any material transaction with any of its Affiliates on terms which are less favorable to it than those which would have been obtainable at the time in arm's-length dealing with Persons other than such Affiliates, provided that such restriction shall not apply to transactions among Parent and its wholly-owned subsidiaries.

         Section 7.9. Certain Contracts; Amendments; Multiemployer ERISA Plans. Except as expressly provided for in the Loan Documents, no Related Person will, directly or indirectly, enter into, create, or otherwise allow to exist any contract or other consensual restriction on the ability of any Related Person to: (i) pay dividends or make other distributions to either Borrower, (ii) to redeem equity interests held in it by either Borrower, (iii) to repay loans and other indebtedness owing by it to either Borrower, (iv) to place Liens on any of its assets, or (v) to transfer any of its assets to either Borrower. No Related Person will enter into any "take or pay" contracts or other contract or arrangement for the purchase of goods or services which obligates it to pay for such goods or service regardless of whether they are delivered or furnished to it. No Related Person will amend or permit any amendment to any contract or lease which releases, qualifies, limits, makes contingent or otherwise detrimentally affects the rights and benefits of Agent or any Lender under or acquired pursuant to any Security Documents. No ERISA Affiliate will incur any obligation to contribute to any "multiemployer plan" as defined in Section 4001 of ERISA.

         Section 7.10. Hedging Contracts. No Related Person will be a party to or in any manner be liable on any Hedging Contract, except:

         (a) Hedging Contracts entered into with the purpose and effect of fixing prices on oil or gas expected to be produced by Related Persons, provided that at all times: (1) the aggregate monthly production covered by all such contracts (determined, in the case of contracts that are not settled on a monthly basis, by a monthly proration acceptable to Agent) for any single month does not in the aggregate exceed eighty-five percent (85%) of Related Persons' aggregate Projected Oil and Gas Production anticipated to be sold in the ordinary course of Related Persons' businesses for such month, and (2) each such contract is with a counterparty or has a guarantor of the obligation of the counterparty who (unless such counterparty is a Lender Party or one of its Affiliates) at the time the contract is made is an investment grade-rated industry participant. As used in this subsection, the term "Projected Oil and Gas Production" means the projected production of oil or gas (measured by volume unit or BTU equivalent, not sales price) for the term of the contracts or a particular month, as applicable, from properties and interests owned by any Related Person which are located in or offshore of the United States and which have attributable to them proved oil or gas reserves, as such production is projected in the most recent report delivered pursuant to Section 6.2(d), after deducting projected production from any properties or interests sold or under contract for sale that had been included in such report and after adding projected production from any properties or interests that had not been reflected in such report but that are reflected in a separate or supplemental reports meeting the requirements of such Section 6.3(d) above and otherwise are satisfactory to Agent.

         (b) Hedging Contracts entered into by a Related Person with the purpose and effect of fixing interest rates on a principal amount of indebtedness of such Related Person that is accruing interest at a variable rate, provided that the aggregate notional amount of such contracts never exceeds seventy-five percent (75%) of the anticipated outstanding principal balance of the indebtedness to be hedged by such contracts or an average of such principal balances calculated using a generally accepted method of matching interest swap contracts to declining principal balances, and the floating rate index of each such contract generally matches the index used to determine the floating rates of interest on the corresponding indebtedness to be hedged by such contract, provided that each such contract is with a counterparty or has a guarantor of the obligation of the counterparty who (unless such counterparty is a Lender Party or one of its Affiliates) at the time the contract is made has long-term obligations rated AA or Aa2 or better, respectively, by either Rating Agency.

         Section 7.11. Current Ratio. The ratio of (i) the sum of Consolidated current assets of Parent and the other Related Persons plus the portion, if any, of the Borrowing Base which exceeds the Facility Usage to (ii) Consolidated current liabilities of Parent and the other Related Persons will never be less than 1.0 to 1.0. For purposes of this section, all LC Obligations (other than unfunded LC Obligations with respect to Supplemental Letters of Credit) shall be included as current liabilities, regardless of whether or not contingent (but without duplication) and current liabilities shall exclude current maturities of the Loans and other long term Debt.

         Section 7.12. Coverage Ratio. At the end of any Fiscal Quarter, beginning with the Fiscal Quarter ending December 31, 1998, the ratio of Consolidated EBITDA for the four-Fiscal Quarter period ending with such Fiscal Quarter to Consolidated Interest Expense for such period will never be less than (a) 2.0 to 1.0 for the four-Fiscal Quarter period ending December 31, 1998, (b) 2.25 to 1.0 for the four-Fiscal Quarter period ending March 31, 1999 and (c) 2.5 to 1.0 for each four-Fiscal Quarter period thereafter.

                 ARTICLE VIII - Events of Default and Remedies

         Section 8.1. Events of Default. Each of the following events constitutes an Event of Default under this Agreement:

         (a) Any Related Person fails to pay any Obligation for the payment of principal when due and payable and any Obligation for the payment of interest, fees or other amounts, within three Business Days of when due, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise;

         (b) Any "default" or "event of default" occurs under any Loan Document which defines either such term, and the same is not remedied within the applicable period of grace (if any) provided in such Loan Document;

         (c) Any Related Person fails to duly observe, perform or comply with any covenant, agreement or provision of Section 6.4 or Article VII;

         (d) Any Related Person fails (other than as referred to in subsections
(a), (b) or (c) above) to duly observe, perform or comply with any covenant, agreement, condition or provision of any Loan Document, and such failure remains unremedied for a period of thirty (30) days after notice of such failure is given by Agent to either Borrower;

         (e) Any representation or warranty previously, presently or hereafter made in writing by or on behalf of any Related Person in connection with any Loan Document shall prove to have been false or incorrect in any material respect on any date on or as of which made, or any Loan Document at any time ceases to be valid, binding and enforceable as warranted in Section 5.5 for any reason other than its release or subordination by Agent;

         (f) Any Related Person fails to duly observe, perform or comply with any agreement with any Person or any term or condition of any instrument, except where a failure to do so could not reasonably be expected to cause a Material Adverse Change, and such failure is not remedied within the applicable period of grace (if any) provided in such agreement or instrument;

         (g) Any Related Person (i) fails to pay any portion, when such portion is due, of any of its Debt (excluding Contested Claims otherwise permitted by Section 6.7) in excess of $50,000, or (ii) breaches or defaults in the performance of any agreement or instrument by which any such Debt is issued, evidenced, governed, or secured, and any such failure, breach or default continues beyond any applicable period of grace provided therefor;

         (h) Any Related Person:

               (i) suffers the entry against it of a judgment, decree or order for relief by a Tribunal of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or other similar Law of any jurisdiction now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended, or has any such proceeding commenced against it which remains undismissed for a period of sixty days; or

               (ii) commences a voluntary case under any applicable bankruptcy, insolvency or similar Law now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended; or applies for or consents to the entry of an order for relief in an involuntary case under any such Law; or makes a general assignment for the benefit of creditors; or fails generally to pay (or admits in writing its inability to pay) its debts as such debts become due; or takes corporate or other action to authorize any of the foregoing; or

               (iii) suffers the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of all or a substantial part of its assets or of any part of the Collateral in a proceeding brought against or initiated by it, and such appointment or taking possession is neither made ineffective nor discharged within sixty days after the making thereof, or such appointment or taking possession is at any time consented to, requested by, or acquiesced to by it; or

               (iv) suffers the entry against it of a final judgment for the payment of money in excess of $50,000, unless the same is discharged within forty-five days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained; or

               (v) suffers a writ or warrant of attachment or any similar process to be issued by any Tribunal against all or any substantial part of its assets or any part of the Collateral, and such writ or warrant of attachment or any similar process is not stayed or released within thirty days after the entry or levy thereof or after any stay is vacated or set aside;

          (i) Either (i) any "accumulated funding deficiency" (as defined in Section 412(a) of the Internal Revenue Code of 1986, as amended) in excess of $50,000 exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate, or (ii) any Termination Event occurs with respect to any ERISA Plan and the then current value of such ERISA Plan's benefit liabilities exceeds the then current value of such ERISA Plan's assets available for the payment of such benefit liabilities by more than $50,000 (or in the case of a Termination Event involving the withdrawal of a substantial employer, the withdrawing employer's proportionate share of such excess exceeds such amount);

          (j) Any of the guaranty provisions in any of the Guaranties executed by the Guarantors shall for any reason cease to be valid and binding on Parent or the other Guarantors or any of Parent or such other Guarantors shall so state in writing;

          (k) Agent shall fail to have a first priority perfected security interest in the Mortgaged Properties (as defined in the Mortgages) or the Pledged Collateral (as defined in the Pledge Agreements) or (ii) any material provision of any Security Document shall for any reason cease to be valid and binding on any of the Related Persons executing such Security Document, or any such Person shall so state in writing; and

          (l) Any Change in Control occurs.

Upon the occurrence of an Event of Default described in subsection (h)(i) or
(h)(ii) of this section with respect to any Related Person, all of the Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by each Borrower and each Guarantor who at any time ratifies or approves this Agreement. Upon any such acceleration, any obligation of any Lender to make any further Loans and any obligation of LC Issuer to issue Letters of Credit hereunder shall be permanently terminated. During the continuance of any other Event of Default, Agent at any time and from time to time may (and upon written instructions from Required Lenders, Agent shall), without notice to Borrowers or any Guarantor, do either or both of the following: (1) terminate any obligation of Lenders to make Loans hereunder and any obligation of LC Issuer to issue Letters of Credit hereunder, and (2) declare any or all of the Obligations immediately due and payable, and all such Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrowers and each Guarantor who at any time ratifies or approves this Agreement.

         Section 8.2. Remedies. If any Event of Default shall occur and be continuing, each Lender Party may protect and enforce its rights under the Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document, and each Lender Party may enforce the payment of any Obligations due it or enforce any other legal or equitable right which it may have. All rights, remedies and powers conferred upon Lender Parties under the Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Loan Documents or at law or in equity.

                               ARTICLE IX - Agent

         Section 9.1. Appointment and Authority. Each Lender Party hereby irrevocably authorizes Agent, and Agent hereby undertakes, to receive payments of principal, interest and other amounts due hereunder as specified herein and to take all other actions and to exercise such powers under the Loan Documents as are specifically delegated to Agent by the terms hereof or thereof, together with all other powers reasonably incidental thereto. The relationship of Agent to the other Lender Parties is only that of one commercial lender acting as administrative agent for others, and nothing in the Loan Documents shall be construed to constitute Agent a trustee or other fiduciary for any holder of any of the Notes or of any participation therein nor to impose on Agent duties and obligations other than those expressly provided for in the Loan Documents. With respect to any matters not expressly provided for in the Loan Documents and any matters which the Loan Documents place within the discretion of Agent, Agent shall not be required to exercise any discretion or take any action, and it may request instructions from Lenders with respect to any such matter, in which case it shall be required to act or to refrain from acting (and shall be fully protected and free from liability to all Lenders in so acting or refraining from acting) upon the instructions of Required Lenders (including itself), provided, however, that

Agent shall not be required to take any action which exposes it to a risk of personal liability that it considers unreasonable or which is contrary to the Loan Documents or to applicable Law. Upon receipt by Agent from Borrowers of any communication calling for action on the part of Lenders or upon notice from any other Lender Party to Agent of any Default or Event of Default, Agent shall promptly notify each other Lender Party thereof.

         Section 9.2. Exculpation, Agent's Reliance, Etc. Neither Agent nor any of its directors, officers, agents, attorneys, or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with the Loan Documents, INCLUDING THEIR NEGLIGENCE OF ANY KIND, except that each shall be liable for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, Agent (a) may treat the payee of any Note as the holder thereof until Agent receives written notice of the assignment or transfer thereof in accordance with this Agreement, signed by such payee and in form satisfactory to Agent; (b) may consult with legal counsel (including counsel for Borrowers), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any other Lender Party and shall not be responsible to any other Lender Party for any statements, warranties or representations made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Loan Documents on the part of any Related Person or to inspect the property (including the books and records) of any Related Person; (e) shall not be responsible to any other Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any instrument or document furnished in connection therewith; (f) may rely upon the representations and warranties of each Related Person and the Lenders in exercising its powers hereunder; and (g) shall incur no liability under or in respect of the Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (including any facsimile, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper Person or Persons.

         Section 9.3. Credit Decisions. Each Lender Party acknowledges that it has, independently and without reliance upon any other Lender Party, made its own analysis of Borrowers and the transactions contemplated hereby and its own independent decision to enter into this Agreement and the other Loan Documents. Each Lender Party also acknowledges that it will, independently and without reliance upon any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

         Section 9.4. Indemnification. Each Lender agrees to indemnify Agent (to the extent not reimbursed by Borrowers within ten (10) days after demand) from and against such Lender's Percentage Share of any and all liabilities, obligations, claims, losses, damages, penalties, fines, actions, judgments, suits, settlements, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against Agent growing out of, resulting from or in any other way associated with any of the Collateral, the Loan Documents and the transactions and events

(including the enforcement thereof) at any time associated therewith or contemplated therein (whether arising in contract or in tort or otherwise and including any violation or noncompliance with any Environmental Laws by any Person or any liabilities or duties of any Person with respect to Hazardous Materials found in or released into the environment).

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY AGENT,

provided only that no Lender shall be obligated under this section to indemnify Agent for that portion, if any, of any liabilities and costs which is proximately caused by Agent's own individual gross negligence or willful misconduct, as determined in a final judgment. Cumulative of the foregoing, each Lender agrees to reimburse Agent promptly upon demand for such Lender's Percentage Share of any costs and expenses to be paid to Agent by Borrowers under Section 10.4(a) to the extent that Agent is not timely reimbursed for such expenses by Borrowers as provided in such section. As used in this section the term "Agent" shall refer not only to the Person designated as such in
Section 1.1 but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person.

         Section 9.5. Rights as Lender. In its capacity as a Lender, Agent shall have the same rights and obligations as any Lender and may exercise such rights as though it were not Agent. Agent may accept deposits from, lend money to, act as Trustee under indentures of, and generally engage in any kind of business with any Related Person or their Affiliates, all as if it were not Agent hereunder and without any duty to account therefor to any other Lender.

         Section 9.6. Sharing of Set-Offs and Other Payments. Each Lender Party agrees that if it shall, whether through the exercise of rights under Security Documents or rights of banker's lien, set off, or counterclaim against Any Related Person or otherwise, obtain payment of a portion of the aggregate Obligations owed to it which, taking into account all distributions made by Agent under Section 3.1, causes such Lender Party to have received more than it would have received had such payment been received by Agent and distributed pursuant to Section 3.1, then (a) it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Obligations as necessary to cause all Lender Parties to share all payments as provided for in
Section 3.1, and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that Agent and all Lenders share all payments of Obligations as provided in Section 3.1; provided, however, that nothing herein contained shall in any way affect the right of any Lender Party to obtain payment (whether by exercise of rights of banker's lien, set-off or counterclaim or otherwise) of indebtedness other than the Obligations. Parent and each Borrower expressly consents to the foregoing arrangements and agrees that any holder of any such interest or other participation in the Obligations, whether or not acquired pursuant to the foregoing arrangements, may to the fullest extent permitted by Law exercise any and all rights of banker's lien, set-off, or counterclaim as fully as if such holder were a holder of the Obligations in the amount of such interest or other participation. If all or any part of any funds transferred pursuant to this section is thereafter recovered from the seller under this section which received the same, the purchase provided for in this section shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required pursuant to the order of a Tribunal to be paid on account of the possession of such funds prior to such recovery.

         Section 9.7. Investments. Whenever Agent in good faith determines that it is uncertain about how to distribute to Lenders any funds which it has received, or whenever Agent in good faith determines that there is any dispute among Lenders about how such funds should be distributed, Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if Agent is otherwise required to invest funds pending distribution to Lenders, Agent shall invest such funds pending distribution; all interest on any such investment shall be distributed upon the distribution of such investment and in the same proportion and to the same Persons as such investment. All moneys received by Agent for distribution to Lenders (other than to the Person who is Agent in its separate capacity as a Lender) shall be held by Agent pending such distribution solely as Agent for such Lenders, and Agent shall have no equitable title to any portion thereof.

         Section 9.8. Benefit of Article IX. The provisions of this Article (other than the following Section 9.9) are intended solely for the benefit of Lender Parties, and no Related Person shall be entitled to rely on any such provision or assert any such provision in a claim or defense against any Lender Party. Lender Parties may waive or amend such provisions as they desire without any notice to or consent of Borrowers or any Related Person.

         Section 9.9. Resignation. Agent may resign at any time by giving written notice thereof to Lenders and Borrowers. Each such notice shall set forth the date of such resignation. Upon any such resignation, Required Lenders shall have the right to appoint a successor Agent, subject, so long as no Event of Default has occurred and is continuing, to the approval of Borrowers, which approval will not be unreasonably withheld. A successor must be appointed for any retiring Agent, and such Agent's resignation shall become effective when such successor accepts such appointment. If, within thirty days after the date of the retiring Agent's resignation, no successor Agent has been appointed and has accepted such appointment, then the retiring Agent may appoint a successor Agent, which shall be a commercial bank organized or licensed to conduct a banking or trust business under the Laws of the United States of America or of any state thereof. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Agent's resignation hereunder the provisions of this Article IX shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents.

                           ARTICLE X - Miscellaneous

         Section 10.1. Waivers and Amendments; Acknowledgments.

         (a) Waivers and Amendments. No failure or delay (whether by course of conduct or otherwise) by any Lender Party in exercising any right, power or remedy which such Lender Party may have under any of the Loan Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any Lender Party of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any Loan Document and no consent to any departure therefrom shall ever be effective unless it is in writing and signed as provided below in this section, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on any Related Person shall in any case of itself entitle any Related Person to any other or further notice or demand in similar or other circumstances. This Agreement and the other Loan Documents set forth the entire understanding between the parties hereto with respect to the transactions contemplated herein and therein and supersede all prior discussions and understandings with respect to the subject matter hereof and thereof. Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof, may be amended, supplemented or modified except in accordance with the provisions of this Section. The Required Lenders may, or, with the written consent of the Required Lenders, the Agent shall (which consent has already been given as to the termination of the Loan Documents as provided in Section 10.9), from time to time, (x) enter into with the Borrowers, written amendments, supplements or modifications hereto and to the other Loan Documents or changing in any manner the rights or obligations of the Lenders or the Borrowers hereunder or thereunder or (y) waive at the Borrowers' request, on such terms and conditions as the Required Lenders or the Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

               (i) reduce the amount or extend the scheduled date of maturity of any Loan or any Matured LC Obligation or of any scheduled installment thereof or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or modify any provision that provides for the ratable sharing by the Lenders of any payment or prepayment of the Obligations to provide for a non-ratable sharing thereof or increase the Maximum Loan Amount or extend the Commitment Period, in each case without the prior written consent of each Lender directly affected thereby;

               (ii) increase the Borrowing Base, change the currency in which any Loan or LC Obligation is payable or amend, modify or waive any provision of this Section 10.1 or reduce the percentage specified in the definition of Required Lenders, in each case without the written consent of all of the Lenders;

               (iii) release any Guarantor from its guarantee obligations, or all or substantially all of the Collateral, without the written consent of all of the Lenders, except as expressly permitted hereby, provided, that the Agent shall and may release (without consent from the Lenders) any Collateral sold, transferred or otherwise disposed of as permitted by Section 7.4;

               (iv) amend, modify or waive any provision of Article 9 without the written consent of the Agent; or

               (v) amend, modify or waive any LC Obligation without the written consent of the LC Issuer, or in the case of Supplemental Letters of Credit of BankBoston, N.A., or any Letter of Credit other than a Supplement Letter of Credit without the consent of each Lender if such Letter of Credit, after giving effect to such amendment, modification or waiver, would no longer satisfy the requirements hereof if such Letter of Credit was being issued ab initio at such time; provided, that in all other cases, only the consent of the LC Issuer shall be required to amend, modify or waive any Letter of Credit other than a Supplemental Letter of Credit, and in the case of a Supplemental Letter of Credit, only the consent of BankBoston, N.A. shall be so required.

Any waiver and any amendment, supplement or modification pursuant to this
Section 10.1 shall apply to each of the Lenders and shall be binding upon the Borrowers, the Lenders, the Agent and all future holders of the Loans. In the case of any waiver, the Borrowers, the Lenders, the Agent, the LC Issuer and BankBoston, N.A. shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default, or impair any right consequent thereon.

          (b) Acknowledgments and Admissions. Each Borrower hereby represents, warrants, acknowledges and admits that (i) it has been advised by counsel in the negotiation, execution and delivery of the Loan Documents to which it is a party, (ii) it has made an independent decision to enter into this Agreement and the other Loan Documents to which it is a party, without reliance on any representation, warranty, covenant or undertaking by Agent or any Lender, whether written, oral or implicit, other than as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof,
(iii) there are no representations, warranties, covenants, undertakings or agreements by any Lender Party as to the Loan Documents except as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iv) no Lender Party has any fiduciary obligation toward Borrowers with respect to any Loan Document or the transactions contemplated thereby, (v) the relationship pursuant to the Loan Documents between each Related Person, on one hand, and each Lender Party, on the other hand, is and shall be solely that of debtor and creditor, respectively, (vi) no partnership or joint venture exists with respect to the Loan Documents between any Related Person and any Lender Party, (vii) Agent is not Borrowers' Agent, but Agent for Lenders,
(viii) should an Event of Default or Default occur or exist, each Lender Party will determine in its sole discretion and for its own reasons what remedies and actions it will or will not exercise or take at that time, (ix) without limiting any of the foregoing, no Related Person is relying upon any representation or covenant by any Lender Party, or any representative thereof, and no such representation or covenant has been made, that any Lender Party will, at the time of an Event of Default or Default, or at any other time, waive, negotiate, discuss, or take or refrain from taking any action permitted under the Loan Documents with respect to any such Event of Default or Default or any other provision of the Loan Documents, and (x) all Lender Parties have relied upon the truthfulness of the acknowledgments in this section in deciding to execute and deliver this Agreement and to become obligated hereunder.

          (c) Representation by Lenders. Each Lender hereby represents that it will acquire its Note for its own account in the ordinary course of its commercial lending business; however, the disposition of such Lender's property shall at all times be and remain within its control and, in particular and without limitation, such Lender may sell or otherwise transfer its Note, any participation interest or other interest in its Note, or any of its other rights and obligations under the Loan Documents, subject, however, to the provisions of Section 10.5.

         (d) Joint Acknowledgment. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 10.2. Survival of Agreements; Cumulative Nature. All of Related Persons' various representations, warranties, covenants and agreements in the Loan Documents shall survive the execution and delivery of this Agreement and the other Loan Documents and the performance hereof and thereof, including the making or granting of the Loans and the delivery of the Notes and the other Loan Documents, and shall further survive until all of the Obligations are paid in full to each Lender Party and all of Lender Parties' obligations to Borrowers are terminated. All statements and agreements contained in any certificate or other instrument delivered by any Related Person to any Lender Party under any Loan Document shall be deemed representations and warranties by Borrowers or agreements and covenants of Borrowers under this Agreement. The representations, warranties, indemnities, and covenants made by Related Persons in the Loan Documents, and the rights, powers, and privileges granted to Lender Parties in the Loan Documents, are cumulative, and, except for expressly specified waivers and consents, no Loan Document shall be construed in the context of another to diminish, nullify, or otherwise reduce the benefit to any Lender Party of any such representation, warranty, indemnity, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Agreement to any representation, warranty, indemnity, or covenant herein contained shall apply to any similar representation, warranty, indemnity, or covenant contained in any other Loan Document, and each such similar representation, warranty, indemnity, or covenant shall be subject only to those exceptions which are expressly made applicable to it by the terms of the various Loan Documents.

         Section 10.3. Notices. All notices, requests, consents, demands and other communications required or permitted under any Loan Document shall be in writing, unless otherwise specifically provided in such Loan Document (provided that Agent may give telephonic notices to the other Lender Parties), and shall be deemed sufficiently given or furnished if delivered by personal delivery, by facsimile or other electronic transmission, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, to Borrowers and Related Persons at the address of Vista specified on the signature pages hereto and to each Lender Party at its address specified on the signature pages hereto (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery during normal business hours at the address provided herein, (b) in the case of facsimile or other electronic transmission, upon receipt, or (c) in the case of registered or certified United States mail, three days after deposit in the mail; provided, however, that no Borrowing Notice shall become effective until actually received by Agent.

         Section 10.4. Payment of Expenses; Indemnity.

         (a) Payment of Expenses. Whether or not the transactions contemplated by this Agreement are consummated, Borrowers will promptly (and in any event, within 30 days after any invoice or other statement or notice) pay all reasonable costs and expenses incurred by or on behalf of Agent (including attorneys' fees, consultants' fees and engineering fees, travel costs and miscellaneous expenses) in connection with (1) the negotiation, preparation, execution and delivery of the Loan Documents, and any and all consents, waivers or other documents or instruments relating thereto, (2) the filing, recording, refiling and re-recording of any Loan Documents and any other documents or instruments or further assurances required to be filed or recorded or refiled or re-recorded by the terms of any Loan Document, (3) the borrowings hereunder and other action reasonably required in the course of administration hereof,
(4) monitoring or confirming (or preparation or negotiation of any document related to) Borrowers' compliance with any covenants or conditions contained in this Agreement or in any Loan Document, and (i) all reasonable costs and expenses incurred by or on behalf of any Lender Party (including attorneys' fees, consultants' fees and accounting fees) in connection with the defense or enforcement of any of the Loan Documents (including this section) or the defense of any Lender Party' exercise of its rights thereunder. In addition to the foregoing, until and all Obligations have been paid in full, Borrowers will also pay or reimburse Agent for all reasonable out-of-pocket costs and expenses of Agent or its agents or employees in connection with the continuing administration of the Loans and the related due diligence of Agent, including travel and miscellaneous expenses and fees and expenses of Agent's outside counsel, reserve engineers and consultants engaged in connection with the Loan Documents.

         (b) Indemnity. Borrowers agree to indemnify each Lender Party, upon demand, from and against any and all liabilities, obligations, claims, losses, damages, penalties, fines, actions, judgments, suits, settlements, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against such Lender Party growing out of, resulting from or in any other way associated with any of the Collateral, the Loan Documents and the transactions and events (including the enforcement or defense thereof) at any time associated therewith or contemplated therein (whether arising in contract or in tort or otherwise and including any violation or noncompliance with any Environmental Laws by any Related Person or any liabilities or duties of any Related Person or any Lender Party with respect to Hazardous Materials found in or released into the environment).

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual gross negligence or willful misconduct, as determined by a court of competent jurisdiction. If any Person (including Any Related Person or any of its Affiliates) ever alleges such gross negligence or willful misconduct by any Lender Party, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this section the term "Lender Party" shall refer not only to the Persons designated as such in Section 1.1 but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Persons.

         Section 10.5. Joint and Several Liability; Parties in Interest; Assignments. All Obligations which are incurred by two or more Related Persons shall be their joint and several obligations and liabilities. All grants, covenants and agreements contained in the Loan Documents shall bind and inure to the benefit of the parties thereto and their respective successors and assigns; provided, however, that no Related Person may assign or transfer any of its rights or delegate any of its duties or obligations under any Loan Document without the prior consent of all of the Lenders. Neither of Borrowers nor any Affiliates of Borrowers shall directly or indirectly purchase or otherwise retire any Obligations owed to any Lender nor will any Lender accept any offer to do so, unless each Lender shall have received substantially the same offer with respect to the same Percentage Share of the Obligations owed to it. If Any Related Person or any Affiliate of Any Related Person at any time purchases some but less than all of the Obligations owed to all Lender Parties, such purchaser shall not be entitled to any rights of any Lender Party under the Loan Documents unless and until Any Related Person or its Affiliates have purchased all of the Obligations.

         (b) No Lender shall sell any participation interest in its commitment hereunder or any of its rights under its Loans or under the Loan Documents to any Person only if the agreement between such Lender and such participant at all times provides: (i) that such participation exists only as a result of the agreement between such participant and such Lender and that such transfer does not give such participant any right to vote as a Lender or any other direct claims or rights against any Person other than such Lender, (ii) that such participant is not entitled to payment from any Borrower or Guarantor under Sections 3.2 through 3.7 of amounts in excess of those payable to such Lender under such sections (determined without regard to the sale of such participation), and (iii) unless such participant is an Affiliate of such Lender, that such participant shall not be entitled to require such Lender to take any action under any Loan Document or to obtain the consent of such participant prior to taking any action under any Loan Document, except for actions which would require the consent of all such Lenders of subsections (a)
(i), (ii) and (iii) of Section 10.1. No Lender selling such a participation shall, as between the other parties hereto and such Lender, be relieved of any of its obligations hereunder as a result of the sale of such participation. Each Lender which sells any such participation to any Person (other than an Affiliate of such Lender) shall give prompt notice thereof to Agent and Borrowers.

         (c) Except for sales of participations under the immediately preceding subsection (b), no Lender shall make any assignment or transfer of any kind of its commitments or any of its rights under its Loans or under the Loan Documents, except for assignments to an Eligible Transferee, and then only if such assignment is made in accordance with the following requirements:

               (i) Each such assignment shall apply to all Obligations owing to the assignor Lender hereunder and to the unused portion of the assignor Lender's commitments, so that after such assignment is made the assignor Lender shall have a fixed (and not a varying) Percentage Share in its Loans and Note and be committed to make that Percentage Share of all future Loans, the assignee shall have a fixed Percentage Share in such Loans and Note and be committed to make that Percentage Share of all future Loans, and the Percentage Share of the Maximum Loan Amount of both the assignor and assignee shall equal or exceed $5,000,000.

               (ii) The parties to each such assignment shall execute and deliver to Agent, for its acceptance and recording in the "Register" (as defined below in this section), an Assignment and Acceptance in the form of Exhibit G, appropriately completed, together with the Note subject to such assignment and a processing fee payable to Agent of $3,500. Upon such execution, delivery, and payment and upon the satisfaction of the conditions set out in such Assignment and Acceptance, then (i) Borrowers shall issue new Notes to such assignor and assignee upon return of the old Notes to Borrowers, and (ii) as of the "Settlement Date" specified in such Assignment and Acceptance the assignee thereunder shall be a party hereto and a Lender hereunder and Agent shall thereupon deliver to Borrowers and each Lender a schedule showing the revised Percentage Shares of such assignor Lender and such assignee Lender and the Percentage Shares of all other Lenders.

               (iii) Each assignee Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended) for Federal income tax purposes, shall (to the extent it has not already done so) provide Agent and Borrowers with the "Prescribed Forms" referred to in Section 3.6(d).

          (d) Nothing contained in this section shall prevent or prohibit any Lender from assigning or pledging all or any portion of its Loans and Note to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank; provided that no such assignment or pledge shall relieve such Lender from its obligations hereunder.

          (e) By executing and delivering an Assignment and Acceptance, each assignee Lender thereunder will be confirming to and agreeing with Borrowers, Agent and each other Lender hereunder that such assignee understands and agrees to the terms hereof, including Article IX hereof.

          (f) Agent shall maintain a copy of each Assignment and Acceptance and a register for the recordation of the names and addresses of Lenders and the Percentage Shares of, and principal amount of the Loans owing to, each Lender from time to time (in this section called the

"Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and Borrowers and each Lender Party may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes. The Register shall be available for inspection by Borrowers or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

         Section 10.6. Confidentiality. Each Lender Party agrees that it will take all reasonable steps to keep confidential any proprietary information given to it by any Related Person, provided, however, that this restriction shall not apply to a disclosure (i) of information which has at the time in question entered the public domain, (ii) required by Law (whether valid or invalid) or any Tribunal, (iii) to any Lender Party' Affiliates, auditors, attorneys, or agents, (iv) to any other Lender Party, (v) to any purchaser or prospective purchaser of participations or other interests in any Loan or Loan Document in a manner which conspicuously states that the disclosure contains confidential or proprietary information, or (vi) in the course of enforcing its rights and remedies during the existence of an Event of Default.

         Section 10.7. Governing Law; Submission to Process.

EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY ELECTED IN A LOAN DOCUMENT, THE LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA. EACH BORROWER AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF NEW YORK AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THE LOAN DOCUMENTS OR THE OBLIGATIONS BY ANY MEANS ALLOWED UNDER NEW YORK OR FEDERAL LAW. ANY LEGAL PROCEEDING ARISING OUT OF OR IN ANY WAY RELATED TO ANY OF THE LOAN DOCUMENTS SHALL BE BROUGHT AND LITIGATED EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, TO THE EXTENT IT HAS SUBJECT MATTER JURISDICTION, AND OTHERWISE IN THE NEW YORK STATE COURT SITTING IN NEW YORK CITY. THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, THAT ANY SUCH PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER, AND FURTHER AGREE TO A TRANSFER OF ANY SUCH PROCEEDING TO A FEDERAL COURT SITTING IN THE STATE OF NEW YORK TO THE EXTENT THAT IT HAS SUBJECT MATTER JURISDICTION, AND OTHERWISE TO A NEW YORK STATE COURT IN NEW YORK CITY. IN FURTHERANCE THEREOF, BORROWERS AND LENDER PARTY EACH HEREBY ACKNOWLEDGE AND AGREE THAT IT WILL BE NEITHER INCONVENIENT NOR UNFAIR TO LITIGATE OR OTHERWISE RESOLVE ANY DISPUTES OR CLAIMS IN A COURT SITTING IN SUCH JURISDICTION.

         Section 10.8. Limitation on Interest.

Lender Party, Borrowers, Guarantors and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury Law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable Law from time to time in effect. Neither any Borrower or Guarantors nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable Law from time to time in effect, and the provisions of this section shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. Lender Party expressly disavow any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or
(c) any Lender Party or any other holder of any or all of the Obligations shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at such Lender Party' or holder's option, promptly returned to Borrowers or the other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable Law, Lender Parties and Borrowers and Guarantors (and any other payors thereof) shall to the greatest extent permitted under applicable Law,
(i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable Law in order to lawfully charge the maximum amount of interest permitted under applicable Law.

         Section 10.9. Termination; Limited Survival. In their sole and absolute discretion Borrowers may jointly at any time that no Obligations are owing elect in a written notice delivered to Agent to terminate this Agreement. Upon receipt by Agent of such a notice, if no Obligations are then owing, this Agreement and all other Loan Documents shall thereupon be terminated and the parties thereto released from all prospective obligations thereunder. Notwithstanding the foregoing or anything herein to the contrary, any waivers or admissions made by any Related Person in any Loan Document, any Obligations under Sections 3.2 through 3.6, and any obligations which any Person may have to indemnify or compensate any Lender Party shall survive any termination of this Agreement or any other Loan Document. At the request and expense of Borrowers, Agent shall prepare and execute all necessary instruments to reflect and effect such termination of the Loan Documents. Agent is hereby authorized to execute all such instruments on behalf of all Lenders, without the joinder of or further action by any Lender.

         Section 10.10. Severability. If any term or provision of any Loan Document shall be determined to be illegal or unenforceable all other terms and provisions of the Loan Documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.

         Section 10.11. Counterparts. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.

         Section 10.12. Waiver of Jury Trial, Punitive Damages, etc.

BORROWERS AND EACH LENDER PARTY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY (A) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY; (B) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY "SPECIAL DAMAGES", AS DEFINED BELOW, (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

                               VISTA RESOURCES PARTNERS, L.P.

                               By: Vista Resources I, Inc.,
                                   its General Partner

                                   By: /s/ C. RANDALL HILL
                                      ----------------------------------
                                       C. Randall Hill
                                       Chief Executive Officer

                                   Address:

                                   550 West Texas Avenue
                                   Suite 700
                                   Midland, Texas 79701
                                   Attention:  C. Randall Hill
                                   Telephone: (915) 570-5045
                                   Telecopy: (915) 688-0589




                               MIDLAND RESOURCES, INC.

                               By: /s/ C. RANDALL HILL
                                  --------------------------------------
                                   C. Randall Hill
                                   Chief Executive Officer

                                   Address:

                                   550 West Texas Avenue
                                   Suite 700
                                   Midland, Texas 79701
                                   Attention:  C. Randall Hill
                                   Telephone: (915) 570-5045
                                   Telecopy: (915) 688-0589

                               VISTA ENERGY RESOURCES, INC.

                              By: /s/ C. RANDALL HILL
                                  --------------------------------------
                                   C. Randall Hill
                                   Chief Executive Officer

                                   Address:

                                   550 West Texas Avenue
                                   Suite 700
                                   Midland, Texas 79701
                                   Attention:  C. Randall Hill
                                   Telephone: (915) 570-5045
                                   Telecopy: (915) 688-0589

                               BANKBOSTON, N.A., as Administrative Agent,
                               LC Issuer and Lender


                               By: /s/ GEORGE W. PASSELA
                                  --------------------------------------
                                   George W. Passela
                                   Managing Director

                                   Address:

                                   100 Federal Street
                                   Boston, Massachusetts 02110
                                   Attention: Allison Rossi
                                   Mail Code: 01-08-04
                                   Telephone: (617) 434-9061
                                   Telecopy: (617) 434-3652

                                                                     SCHEDULE 1


                              DISCLOSURE SCHEDULE


         To supplement the following sections of the Agreement of which this
Schedule is a part, Parent and Borrowers hereby make the following disclosures:

         1. Initial Financial Statements:





         2. Other Obligations:





         3. Litigation:





         4. ERISA Liabilities:





         5. Names and Places of Business:





         6. Parent Subsidiaries and Stockholdings:

                                                                     SCHEDULE 2


                               SECURITY SCHEDULE


1. Deed of Trust, Mortgage, Line of Credit Mortgage, Assignment, Fixture Filing and Financing Statement from Vista in favor of Agent (the "Mortgage").

2. Deed of Trust, Mortgage, Line of Credit Mortgage, Assignment, Fixture Filing and Financing Statement from Midland in favor of Agent (the "Mortgage").

3.   Guaranty of Parent.

4. Guaranty of Vista LLC (the "Limited Partner"), General Partner, and Vista Resources, Inc. dated as of December __, 1998.

5.   Pledge Agreement of Parent (the "Parent Pledge").

6. Pledge Agreement of the Limited Partner and General Partner (the "Partnership Pledge").

7.   UCC-1 Financing Statement relating to the Vista Mortgage.

8.   UCC-1 Financing Statement relating to the Midland Mortgage.

9.   UCC-1 Financing Statement relating to the Parent Pledge.

10.  UCC-1 Financing Statements relating to the Partnership Pledge.

                                                                     SCHEDULE 3



                              INSURANCE SCHEDULE

                                                                     SCHEDULE 4



                              EXISTING INVESTMENTS

                                                                      EXHIBIT A


                                PROMISSORY NOTE


$_________________             New York, New York            December ___, 1998

         FOR VALUE RECEIVED, the undersigned, Vista Resources Partners, L.P., a Texas limited partnership ("Vista"), and Midland Resources, Inc., a Texas corporation ("Midland"; Vista and Midland are collectively referred to herein as "Borrowers"), hereby promise to pay to the order of _______________________, (herein called "Lender"), the principal sum of _______________________________
Dollars ($ __________), or, if greater or less, the aggregate unpaid principal amount of the Loan made under this Note by Lender to Borrowers pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of Administrative Agent under the Credit Agreement, 100 Federal Street, Boston Massachusetts 02110 or at such other place in Boston, Massachusetts, as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Credit Agreement of even date herewith among Borrowers, Vista Energy Resources, Inc. and Bank Boston, N.A., as Administrative Agent ("Administrative Agent"), and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a "Note" as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

         For the purposes of this Note, the following terms have the meanings assigned to them below:

                  "Base Rate Payment Date" means (i) the 15th day of each March, June, September and December, beginning March 15, 1999, and
         (ii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate Payment Date to another day, such other day shall also be a Base Rate Payment Date.

                  "Eurodollar Rate Payment Date" means, with respect to any Eurodollar Loan: (i) the day on which the related Interest Period ends (and, if such Interest Period is three months or longer, the three-month anniversary of the first day of such Interest Period), and
         (ii) any day on which past due interest or past due principal is owed hereunder with respect to such Eurodollar Loan and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal with respect to such Eurodollar Loan shall be deferred from one Eurodollar Rate Payment Date to another day, such other day shall also be a Eurodollar Rate Payment Date.

         So long as no Event of Default has occurred and is continuing, all Base Rate Loans (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Base Rate in effect on such day. If an Event of Default has occurred and is continuing, all Base Rate Loans from time to time outstanding shall bear interest on each day outstanding at the Default Rate in effect on such day. On each Base Rate Payment Date Borrowers shall pay to the holder hereof all unpaid interest which has accrued on the Base Rate Loans to but not including such Base Rate Payment Date. So long as no Event of Default has occurred and is continuing, each Eurodollar Loan (exclusive of any past principal or interest) shall bear interest on each day during the related Interest Period at the related Eurodollar Rate in effect on such day. If an Event of Default has occurred and is continuing, all Eurodollar Loans from time to time outstanding shall bear interest on each day outstanding at the Default Rate in effect on such day. On each Eurodollar Rate Payment Date relating to such Eurodollar Loan, Borrowers shall pay to the holder hereof all unpaid interest which has accrued on such Eurodollar Loan to but not including such Eurodollar Rate Payment Date. All past due principal of and past due interest on the Loan shall bear interest on each day outstanding at the Default Rate in effect on such day, and such interest shall be due and payable daily as it accrues.

         Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable Law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

         If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrowers and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

         Borrowers and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                                      VISTA RESOURCES PARTNERS, L.P.

                                      By: VISTA RESOURCES I, INC.,
                                          its General Partner


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:


                                      MIDLAND RESOURCES, INC.


                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                                                      EXHIBIT B


                                BORROWING NOTICE

         Reference is made to that certain Credit Agreement dated as of December 18, 1998 (as from time to time amended, the "Agreement"), by and among Vista Resources, L.P., a Texas limited partnership ("Vista"), Midland Resources, Inc. ("Midland; Vista and Midland are collectively referred to herein as "Borrowers" and individually as a "Borrower"), Vista Energy Resources, Inc., BankBoston, N.A., as Administrative Agent, and certain financial institutions. Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement. Pursuant to the terms of the Agreement (i) Borrowers hereby request Lenders to make Loans to Borrowers in the aggregate principal amount of $ __________ and specifies ____________, 19__, as the date Borrowers desire for Lenders to make such Loans and for Agent to deliver to Borrowers the proceeds thereof and (ii) Borrowers hereby elect that such Loans shall be:

         Eurodollar Loans in the amount of $ ___________ for an Interest Period beginning on _______, and continuing _______ months.

         Base Loans in the amount of the balance.

         To induce Lenders to make such Loans, Parent and each Borrower hereby represents, warrants, acknowledges, and agrees to and with Agent and each Lender Party that:

                  (a) Each officer of Parent, General Partner or Midland signing this instrument is the duly elected, qualified and acting officer of Parent, General Partner or Midland as indicated below such officer's signature hereto having all necessary authority to act for Parent, Vista or Midland, respectively, in making the request herein contained.

                  (b) The representations and warranties of Parent and each Borrower set forth in the Agreement and the other Loan Documents are true and correct on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Agreement), with the same effect as though such representations and warranties had been made on and as of the date hereof.

                  (c) There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 10.1(a) of the Agreement; nor will any such Default exist upon any Borrowers' receipt and application of the Loans requested hereby. Each Borrower will use the Loans hereby requested in compliance with Section 2.4 of the Agreement.

                  (d) Except to the extent waived in writing as provided in
         Section 10.1(a) of the Agreement, Parent and each Borrower has performed and complied with all agreements and conditions in the Agreement required to be performed or complied with by Parent and such Borrower on or prior to the date hereof, and each of the conditions precedent to Loans contained in the Agreement remains satisfied.

                  (e) The Facility Usage, after the making of the Loans requested hereby, will not be in excess of the Borrowing Base on the date requested for the making of such Loans.

                  (f) The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 10.1(a) of the Agreement. The Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

         Each officer of Parent, General Partner or Midland signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of Parent and/or Borrowers are true, correct and complete.

         IN WITNESS WHEREOF, this instrument is executed as of _________,_____.

                                     VISTA ENERGY RESOURCES, INC.



                                     By:
                                        -----------------------------------
                                         Name:
                                         Title:


                                     VISTA RESOURCES PARTNERS, L.P.

                                     By: VISTA RESOURCES I, INC.,
                                         its General Partner



                                         By:
                                            -------------------------------
                                            Name:
                                            Title:

                                     MIDLAND RESOURCES, INC.



                                     By:
                                        -----------------------------------
                                         Name:
                                         Title:

                                                                      EXHIBIT C

                         CONTINUATION/CONVERSION NOTICE

         Reference is made to that certain Credit Agreement dated as of December 18, 1998 (as from time to time amended, the "Agreement"), by and among Vista Resources, L.P., a Texas limited partnership ("Vista"), Midland Resources, Inc. ("Midland; Vista and Midland are collectively referred to herein as "Borrowers" and individually as a "Borrower"), Vista Energy Resources, Inc., Bank Boston, N.A., as Administrative Agent and certain financial institutions. Terms which are defined in the Agreement and which are used but not defined herein are used herein with the meanings given them in the Agreement. Pursuant to the terms of the Agreement, Borrowers hereby elect Eurodollar Loans in the aggregate amount of $ __________ with an Interest Period beginning on __________________ and continuing for a period of
__________________.

         To meet the conditions set out in the Agreement for the making of such election, Parent and each Borrower hereby represents, warrants, acknowledges and agrees that:

                  (a) The officer of Parent, General Partner or Midland signing this instrument is a duly elected, qualified and acting [chief financial officer] of such Person, having all necessary authority to act for Parent, Vista or Midland, respectively, in making the election herein contained.

                  (b) There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 10.1(a) of the Agreement.

                  (c) The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 10.1(a) of the Agreement. The Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

         Each officer of Parent, General Partner or Midland signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of Parent and/or Borrowers are true, correct and complete.

         IN WITNESS WHEREOF this instrument is executed as of ________________.

                                    VISTA ENERGY RESOURCES, INC.



                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                    VISTA RESOURCES PARTNERS, L.P.

                                    By: VISTA RESOURCES I, INC.,
                                        its General Partner


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                    MIDLAND RESOURCES, INC.



                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                                                      EXHIBIT D


                            CERTIFICATE ACCOMPANYING
                             FINANCIAL STATEMENTS


         Reference is made to that certain Credit Agreement dated as of December 18, 1998 (as from time to time amended, the "Agreement"), by and among Vista Resources, L.P., a Texas limited partnership ("Vista"), Midland Resources, Inc. ("Midland; Vista and Midland are collectively referred to herein as "Borrowers" and individually as a "Borrower"), Vista Energy Resources, Inc., BankBoston, N.A., as Administrative Agent, and certain financial institutions, which Agreement is in full force and effect on the date hereof. Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

         This Certificate is furnished pursuant to Section 6.1(b) of the Agreement. Together herewith Parent is furnishing to Agent and each Lender Party Parent's *[audited/unaudited] financial statements (the "Financial Statements") as at ____________ (the "Reporting Date"). Parent hereby represents, warrants, and acknowledges to Agent and each Lender Party that:

                  (a) the officer of Parent signing this instrument is the duly elected, qualified and acting [chief financial officer] of such Person;

                  (b) the Financial Statements are accurate and complete and satisfy the requirements of the Agreement;

                  (c) attached hereto is a schedule of calculations showing Parent's compliance as of the Reporting Date with the requirements of Sections 7.11 and 7.12 of the Agreement;

                  (d) on the Reporting Date Parent and Borrowers were, and on the date hereof Parent and Borrowers are, in full compliance with the disclosure requirements of Section 6.4 of the Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument *[except for Default(s) under Section(s) ____________ of the Agreement, which *[is/are] more fully described on a schedule attached hereto].

                  (e) *[Unless otherwise disclosed on a schedule attached hereto,] The representations and warranties of Parent and each Borrower set forth in the Agreement and the other Loan Documents are true and correct on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Agreement), with the same effect as though such representations and warranties had been made on and as of the date hereof.

         Each officer of Parent, General Partner or Midland signing this instrument hereby certifies that he has reviewed the Loan Documents and the Financial Statements and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above representations, warranties and acknowledgments of Parent and/or Borrowers and, to the best of his knowledge, such representations, warranties, and acknowledgments are true, correct and complete.

         IN WITNESS WHEREOF, this instrument is executed as of _________, 19__.

                               VISTA ENERGY RESOURCES, INC.


                               By:
                                  ---------------------------------------
                                  Name:
                                  Title:


                               VISTA RESOURCES PARTNERS, L.P.

                               By: VISTA RESOURCES I, INC.,
                                   its General Partner


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:


                               MIDLAND RESOURCES, INC.



                               By:
                                  ---------------------------------------
                                  Name:
                                  Title:

                                                                      EXHIBIT E


                     OPINION OF COUNSEL FOR RELATED PERSONS

                                                                      EXHIBIT F

                           ASSIGNMENT AND ACCEPTANCE

         Reference is made to the Credit Agreement dated as of December 18, 1998 (as from time to time amended the "Credit Agreement") by and among Vista Resources, L.P., a Texas limited partnership ("Vista"), Midland Resources, Inc. ("Midland; Vista and Midland are collectively referred to herein as "Borrowers" and individually as a "Borrower"), Vista Energy Resources, Inc., Bank Boston, N.A., as Administrative Agent, and certain financial institutions. Terms defined in the Credit Agreement are used herein with the same meaning.

         The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Restricted Person or the performance or observance by any Restricted Person of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note held by the Assignor and requests that Agent exchange such Note for new Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Commitment retained by the Assignor, if any, as specified on Schedule 1.

         3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 6.2 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible

Transferee; (iv) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under Section 3.7(d) of the Credit Agreement.

         4. Following the execution of this Assignment and Acceptance, it will be delivered to Agent for acceptance and recording by Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by Agent, unless otherwise specified on Schedule 1.

         5. Upon such acceptance and recording by Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         6. Upon such acceptance and recording by Agent, from and after the Effective Date, Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the Laws of the State of New York.

         8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   SCHEDULE 1
                                       to
                           ASSIGNMENT AND ACCEPTANCE

         Percentage interest assigned:                                  %
                                                                ---------

         Assignee's Commitment:                                 $
                                                                ---------

         Aggregate outstanding principal amount
           of Loans assigned:                                   $
                                                                ---------

         Principal amount of Note payable to Assignee:          $
                                                                ---------

         Principal amount of Note payable to Assignor:          $
                                                                ---------

         Effective Date (if other than date
            of acceptance by Agent):                            *_______, 19__


                                 [NAME OF ASSIGNOR], as Assignor


                                 By:
                                    ----------------------------------------
                                    Name:
                                    Title:

                                 Dated: ___________, 19 _



                                 [NAME OF ASSIGNEE], as Assignee


                                 By:
                                    ----------------------------------------
                                    Name:
                                    Title:

                                 Domestic Lending Office:

                                 Eurodollar Lending Office:

     * This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to Agent.

Accepted [and Approved] **
this ___ day of ___________, 19 _

BANKBOSTON, N.A.


By:
   -------------------------------
      Name:
      Title:


[Approved this ____ day
of ____________, 19__**


By:  VISTA ENERGY RESOURCES, INC.


     By:
        --------------------------
        Name:
        Title:


VISTA RESOURCES PARTNERS, L.P.

By:  VISTA RESOURCES I, INC.,
     its General Partner


     By:
        --------------------------
        Name:
        Title:


MIDLAND RESOURCES, INC.



By:
   -------------------------------
   Name:
   Title:

** Required if the Assignee is an Eligible Assignee solely by reason of subsection (iii) of the definition of "Eligible Assignee"